John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup
J.P. Morgan Securities	Scotia Capital (USA)
Wells Fargo Securities

Co- Managers	BBVA Securities
KeyBanc Capital Markets	U.S. Bancorp Investments

(2) Names of Issuers: Duke Energy Indiana, Inc.

(3) Title of Securities: DUK 4.9 07/15/43

(4) Date of First Offering: 07/08/13

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.547

Comparable Securities
1) Pacific Gas & Electric, C#694308HD2
2) South Carolina Electric & Gas, C#837004CG3
3) Georgia Power Company, C#373334KA8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 109 years

(9) Trade Date: 07/08/13

(10) Portfolio Assets on Trade Date: $623,905,501

(11) Price Paid per Unit: $99.547

(12) Total Price Paid by Portfolio:
405,000 bonds @ $99.547 = $403,165.35

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.547 = $9,954,700.00

1

(14) % of Portfolio Assets Applied to Purchase
0.065%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
109 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Credit Suisse	HSBC

Co- Managers	Citigroup
Mizuho Securities	J.P. Morgan
Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

(2) Names of Issuers: Oracle Corporation

(3) Title of Securities: ORCL 2.375 01/15/19

(4) Date of First Offering: 07/09/13

(5) Amount of Total Offering: $1,500,000,000

(6) Unit Price of Offering: $99.652

Comparable Securities
1) Lexmark International, C#529772AF2
2) IBM Corporation, C#459200HH7
3) Texas Instruments, C#882508AU8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8) Years of Issuer’s Operations: 36 years

(9) Trade Date: 07/09/13

(10) Portfolio Assets on Trade Date: $624,427,339

(11) Price Paid per Unit: $99.652

(12) Total Price Paid by Portfolio:
1,905,000 bonds @ $99.652 = $1,898,370.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
65,000,000 bonds @ $99.652 = $64,773,800

1

(14) % of Portfolio Assets Applied to Purchase
0.304%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
36 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup
RBC Capital Markets	BofA Merrill Lynch
Regions Securities	BNY Mellon Capital Markets
US Bancorp	J.P. Morgan
Wells Fargo Securities	Morgan Stanley

Co- Managers	BB&T Capital Markets
Capital One Securities	BBVA Securities
Comerica Securities	Mitsubishi UFJ Securities
Raymond James	Moelis & Company
SMBC Nikko	PNC Capital Markets

(2) Names of Issuers: Realty Income Corporation

(3) Title of Securities: O 4.65 08/01/23

(4) Date of First Offering: 07/09/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.775

Comparable Securities
1) EPR Properties, C#26884UAA7
2) DDR Corporation, C#23317HAB8
3) Health Care REIT, C#42217KBA3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 44 years

(9) Trade Date: 07/09/13

(10) Portfolio Assets on Trade Date: $624,427,339

(11) Price Paid per Unit: $99.775

(12) Total Price Paid by Portfolio:
380,000 bonds @ $99.775 = $379,145.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.775 = $14,966,250.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
44 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Credit Suisse	HSBC

Co- Managers	Citigroup
Mizuho Securities	J.P. Morgan
Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

(2) Names of Issuers: Oracle Corporation

(3) Title of Securities: ORCL 3.625 07/15/23

(4) Date of First Offering: 07/09/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.098

Comparable Securities
1) Motorola Solutions, C#620076BC2
2) Texas Instruments, C#882508AW4
3) Microsoft, C#594918AQ7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8) Years of Issuer’s Operations: 36 years

(9) Trade Date: 07/09/13

(10) Portfolio Assets on Trade Date: $624,427,339

(11) Price Paid per Unit: $99.098

(12) Total Price Paid by Portfolio:
570,000 bonds @ $99.098 = $564,858.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,000,000 bonds @ $99.098 = $20,810,580.00

1

(14) % of Portfolio Assets Applied to Purchase
0.090%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
36 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs

Co- Managers	ABN AMRO Securities
ANZ Investment Bank	Banca IMI
Barclays	BB&T Capital Markets
BBVA Securities	BMO Capital Markets
BNY Mellon Capital Markets	Credit Agricole Securities (USA)
DBS Bank	Fifth Third Securities
Lloyds Securities	Mizuho Securities USA
RBC Capital Markets	SMBC Nikko
Standard Chartered Bank	SunTrust Robinson Humphrey
US Bancorp	UniCredit Capital Markets
Wells Fargo Securities	CastleOak Securities
Drexel Hamilton	Mischler Financial Group
Ramirez & Co.

(2) Names of Issuers: Goldman Sachs Group

(3) Title of Securities: GS 2.9 07/19/18

(4) Date of First Offering: 07/16/13

(5) Amount of Total Offering: $2,500,000,000

(6) Unit Price of Offering: $99.917

Comparable Securities
1) Morgan Stanley, C#6174467U7
2) JPMorgan Chase & Co., 46625HJG6
3) NYSE Euronext, C#629491AB7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8) Years of Issuer’s Operations: 144 years

(9) Trade Date: 07/16/13

(10) Portfolio Assets on Trade Date: $627,709,701

1

(11) Price Paid per Unit: $99.917

(12) Total Price Paid by Portfolio:
1,700,000 bonds @ $99.917 = $1,698,589.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.917 = $44,962,650.00

(14) % of Portfolio Assets Applied to Purchase
0.271%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
144 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/16/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs
RBS Securities	JP Morgan Securities

Co- Managers	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBC Capital Markets
Wells Fargo Securities	US Bancorp Investments

(2) Names of Issuers: ERAC USA Finance

(3) Title of Securities: ENTERP 2.8 11/01/18 144A

(4) Date of First Offering: 07/18/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.852

Comparable Securities
1) Toyota Motor Credit Corp., C#89233P7E0
2) Carnival Corporation, C#143658AY8
3) Amazon, C#023135AH9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer’s Operations: 56 years

(9) Trade Date: 07/18/13

(10) Portfolio Assets on Trade Date: $587,807,149

(11) Price Paid per Unit: $99.852

(12) Total Price Paid by Portfolio:
395,000 bonds @ $99.852 = $394,415.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.852 = $17,973,360.00

1

(14) % of Portfolio Assets Applied to Purchase
0.067%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
56 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup

Co- Managers	Deutsche Bank Securities
Credit Agricole Securities	Goldman, Sachs & Co.
Drexel Hamilton	HSBC Securities (USA) Inc.
Goto Capital Markets	J.P. Morgan Securities LLC
MFR Securities	UBS Securities
Mischler Financial Group	Wells Fargo Securities
National Bank of Canada	ABN AMRO Securities
Nomura Securities	Banca IMI
PNC Capital Markets	BBVA Securities
RBC Capital Markets	BNY Mellon Capital Markets
Samuel A. Ramirez & Co.	C.L. King & Associates
SMBC Nikko Securities	Capital One Securities
SunTrust Robinson Humphrey	CIBC World Markets
Swedbank AB

(2) Names of Issuers: Citigroup

(3) Title of Securities: C 1.7 07/15/16

(4) Date of First Offering: 07/18/13

(5) Amount of Total Offering: $1,500,000,000

(6) Unit Price of Offering: $99.953

Comparable Securities
1) Morgan Stanley, C#61746BDG8
2) Western Union Co., C#959802AQ2
3) Santander Holdings USA, C#80282KAB2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer’s Operations: 201 years

(9) Trade Date: 07/18/13

(10) Portfolio Assets on Trade Date: $587,807,149

1

(11) Price Paid per Unit: $99.953

(12) Total Price Paid by Portfolio:
1,420,000 bonds @ $99.953 = $1,419,332.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
41,000,000 bonds @ $99.953 = $40,980,730.00

(14) % of Portfolio Assets Applied to Purchase
0.241%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
201 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
US Bancorp	Citigroup
Wells Fargo Securities	RBS

Co- Managers	BNY Mellon Capital Markets
Mitsubishi UFJ Securities	CastleOak Securities
PNC Capital Markets	Drexel Hamilton
RBC Capital Markets	Fifth Third Securities

(2) Names of Issuers: The Kroger Co.

(3) Title of Securities: KR 5.15 08.01.43

(4) Date of First Offering: 07/18/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.665

Comparable Securities
1) Philip Morris International, C#718172AW9
2) Pepsico, C#713448CC0
3) Estee Lauder Co., C#29736RAF7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 130 years

(9) Trade Date: 07/18/13

(10) Portfolio Assets on Trade Date: $587,807,149

(11) Price Paid per Unit: $99.665

(12) Total Price Paid by Portfolio:
350,000 bonds @ $99.665 = $348,827.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.665 = $14,949,750.00

(14) % of Portfolio Assets Applied to Purchase
0.059%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
130 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
US Bancorp	Citigroup
Wells Fargo Securities	RBS

Co- Managers	BNY Mellon Capital Markets
Mitsubishi UFJ Securities	CastleOak Securities
PNC Capital Markets	Drexel Hamilton
RBC Capital Markets	Fifth Third Securities

(2) Names of Issuers: The Kroger Co.

(3) Title of Securities: KR 3.85 08/01/23

(4) Date of First Offering: 07/18/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.958

Comparable Securities
1) Hershey Company, C#427866AT5
2) Pepsico, C#713448CG1
3) Estee Lauder Co., C#29736RAE0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 130 years

(9) Trade Date: 07/18/13

(10) Portfolio Assets on Trade Date: $587,807,149

(11) Price Paid per Unit: $99.958

(12) Total Price Paid by Portfolio:
600,000 bonds @ $99.958 = $599,748.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
26,000,000 bonds @ $99.958 = $25,989,080.00

(14) % of Portfolio Assets Applied to Purchase
0.102%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
130 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Credit Suisse
Citigroup	Deutsche Bank Securities
RBS	Goldman Sachs

Co- Managers	Barclays Capital
BNY Mellon	Credit Agricole Securities (USA)
ING Financial Markets	J.P. Morgan Securities
Lloyds Securities	Merrill Lynch, Pierce, Fenner & Smith
Mitsubishi UFJ	Morgan Stanley & Co.
nabSecurities	Natixis Securities Americas
Nomura Securities	PNC Capital Markets
RBC Capital Markets	Scotia Capital (USA)
Standard Chartered	SunTrust Robinson Humphrey
U.S. Bancorp	UBS Securities
Wells Fargo Securities

(2) Names of Issuers: ING U.S.

(3) Title of Securities: VOYA 5.7 07/15/43

(4) Date of First Offering: 07/23/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.646

Comparable Securities
1) Aon, C#00185AAC8
2) Jefferies Group, C#472319AM4
3) MetLife, C#59156RBD9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 22 years

(9) Trade Date: 07/23/13

(10) Portfolio Assets on Trade Date: $589,143,973

1

(11) Price Paid per Unit: $99.646

(12) Total Price Paid by Portfolio:
185,000 bonds @ $99.646 = $184,345.10

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $99.646 = $7,971,680.00

(14) % of Portfolio Assets Applied to Purchase
0.031%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
22 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/23/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	RBC Capital Markets
Goldman Sachs

Co- Managers	ANZ Securities
nabSecurities	Capital One Securities
Santander Investment Securities	Credit Agricole Securities (USA)
SG Americas Securities	HSBC Securities (USA)
SunTrust Robinson Humphrey	ING Financial Markets
TD Securities (USA)	Lloyds Securities
Wells Fargo Securities

(2) Names of Issuers: Royal Bank of Canada

(3) Title of Securities: RY 2.2 07/27/18

(4) Date of First Offering: 07/24/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $100

Comparable Securities
1) BB&T Corporation, C#05531FAN3
2) Canadian Imperial Bank, C#136069FA4
3) Corpbanca, C#21987AAB6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer’s Operations: 149 years

(9) Trade Date: 07/24/13

(10) Portfolio Assets on Trade Date: $587,493,925

(11) Price Paid per Unit: $100

(12) Total Price Paid by Portfolio:
1,700,000 bonds @ $100 = $1,700,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
67,500,000 bonds @ $100 = $67,500,000.00

(14) % of Portfolio Assets Applied to Purchase
0.289%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
149 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/24/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
Deutsche Bank Securities	Citigroup Global Markets
Wells Fargo Securities

Co- Managers	ANZ Securities
nabSecurities	Mitsubishi UFJ Securities
TD Securities	Mizuho Securities USA
U.S. Bancorp Investments	CastleOak Securities
Samuel A. Ramirez & Co.	Lebenthal & Co.
The Williams Capital Group

(2) Names of Issuers: American Express Credit Corporation

(3) Title of Securities: AXP 1.3 07/29/16, C#0258M0DG1

(4) Date of First Offering: 07/24/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.977

Comparable Securities
1) General Electric Capital Corporation, C#36962G6Z2
2) Capital One Financial Corporation, C#14040HBA2
3) Western Union Company, C#959802AQ2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer’s Operations: 163 years

(9) Trade Date: 07/24/13

(10) Portfolio Assets on Trade Date: $587,493,925

(11) Price Paid per Unit: $99.977

(12) Total Price Paid by Portfolio:
1,020,000 bonds @ $99.977 = $1,019,765.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.977 = $46,989,190.00

(14) % of Portfolio Assets Applied to Purchase
0.174%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
163 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/24/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofAMerrill Lynch
Morgan Stanley

Co- Managers	Citigroup Global Markets
Credit Suisse	U.S. Bancorp Investments
J.P. Morgan	HSBC Securities (USA)
Wells Fargo Securities	Barclays Capital

(2) Names of Issuers: The Travelers Companies, Inc.

(3) Title of Securities: TRV 4.6 08/01/43

(4) Date of First Offering: 07/25/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.742

Comparable Securities
1) Aon PLC, C#00185AAC8
2) MetLife, C#59156RBD9
3) Jefferies Group, C#472319AM4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 160 years

(9) Trade Date: 07/25/13

(10) Portfolio Assets on Trade Date: $586,967,368

(11) Price Paid per Unit: $99.742

(12) Total Price Paid by Portfolio:
475,000 bonds @ $99.742 = $473,774.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.742 = $16,956,140.00

1

(14) % of Portfolio Assets Applied to Purchase
0.081%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
160 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/25/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofAMerrill Lynch
DNB Markets	Morgan Stanley
Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities	Credit Suisse Securities
Scotia Capital

Co- Managers	Credit Agricole Securities (USA)
CIBC World Markets	Societe Generale
RBS Securities	SunTrust Robinson Humphrey

(2) Names of Issuers: Kinder Morgan Energy Partners

(3) Title of Securities: KMP 2.65 02/01/19

(4) Date of First Offering: 07/29/13

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $99.858

Comparable Securities
1) Petrobras Global Finance, C#71647NAB5
2) BP Capital Markets, C#05565QCE6
3) CNOOC Finance 2013, C#12625GAB0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8) Years of Issuer’s Operations: 16 years

(9) Trade Date: 07/29/13

(10) Portfolio Assets on Trade Date: $557,735,558

(11) Price Paid per Unit: $99.858

(12) Total Price Paid by Portfolio:
340,000 bonds @ $99.858 = $339,517.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.858 = $17,974,440

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
16 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
Goldman, Sachs & Co.	HSBC Securities (USA)

Co- Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets)
Scotiabank	Morgan Stanley
SMBC Nikko	J.P Morgan
Standard Chartered Bank	Mitsubishi UFJ Securities
ANZ Securities	US Bancorp
BNY Mellon Securities

(2) Names of Issuers: Halliburton Company

(3) Title of Securities: HAL 4.75 08/01/43

(4) Date of First Offering: 07/29/13

(5) Amount of Total Offering: $900,000,000

(6) Unit Price of Offering: $99.794

Comparable Securities
1) Statoil ASA, C#85771PAL6
2) Petrobras Global Finance, C#71647NAA7
3) Sunoco Logistics Partners Operations, C#86765BAM1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 94 years

(9) Trade Date: 07/29/13

(10) Portfolio Assets on Trade Date: $557,735,558

(11) Price Paid per Unit: $99.794

1

(12) Total Price Paid by Portfolio:
340,000 bonds @ $99.794 = $339,299.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.794 = $9,979,400.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
94 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
J.P. Morgan Securities	HSBC Securities (USA)

Co- Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets)
Scotiabank	Goldman, Sachs & Co.
SMBC Nikko	Mitsubishi UFJ Securities
Standard Chartered Bank	Morgan Stanley
ANZ Securities	US Bancorp
BNY Mellon Securities

(2) Names of Issuers: Halliburton Company

(3) Title of Securities: HAL 2 08/01/18

(4) Date of First Offering: 07/29/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.929

Comparable Securities
1) CNOOC Finance 2013, C#12625GAB0
2) Petrobras Global Finance, C#71647NAB5
3) BP Capital Markets, C#05565QCE6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8) Years of Issuer’s Operations: 94 years

(9) Trade Date: 07/29/13

(10) Portfolio Assets on Trade Date: $557,735,558

(11) Price Paid per Unit: $99.929

1

(12) Total Price Paid by Portfolio:
855,000 bonds @ $99.929 = $854,392.95

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.929 = $24,982,250

(14) % of Portfolio Assets Applied to Purchase
0.153%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
94 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
Morgan Stanley	HSBC Securities (USA)

Co- Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets)
Scotiabank	Goldman, Sachs & Co.
SMBC Nikko	J.P Morgan
Standard Chartered Bank	Mitsubishi UFJ Securities
ANZ Securities	US Bancorp
BNY Mellon Securities

(2) Names of Issuers: Halliburton Company

(3) Title of Securities: HAL 3.5 08/01/23

(4) Date of First Offering: 07/29/13

(5) Amount of Total Offering: $1,100,000,000

(6) Unit Price of Offering: $99.766

Comparable Securities
1) CNOOC Finance 2013, C#12625GAC8
2) Petrobras Global Finance, C#71647NAF6
3) BP Capital Markets, C#05565QCD8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 94 years

(9) Trade Date: 07/29/13

(10) Portfolio Assets on Trade Date: $557,735,558

(11) Price Paid per Unit: $99.766

1

(12) Total Price Paid by Portfolio:
855,000 bonds @ $99.766 = $852,999.30

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.766 = $24,941,500.00

(14) % of Portfolio Assets Applied to Purchase
0.153%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
94 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Morgan Stanley
Citigroup	J.P. Morgan
UBS Investment Bank

Co- Managers	Barclays Capital
Goldman, Sachs & Co.	Wells Fargo Securities
Credit Suisse Securities (USA)	Deutsche Bank Securities
Fifth Third Securities	BB&T Capital Markets
Mizuho Securities USA	PNC Capital Markets
SMBC Nikko Securities	SunTrust Robinson Humphrey
U.S. Bancorp Investments

(2) Names of Issuers: WellPoint, Inc.

(3) Title of Securities: WLP 5.1 01/15/44

(4) Date of First Offering: 07/30/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.865

Comparable Securities
1) Baxter International, C#071813BG3
2) Pfizer, C#717081DE0
3) Merck, C#58933YAJ4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 9 years

(9) Trade Date: 07/30/13

(10) Portfolio Assets on Trade Date: $557,317,769

(11) Price Paid per Unit: $99.865

(12) Total Price Paid by Portfolio:
240,000 bonds @ $99.865 = $239,676.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $99.865 = $8,987,850.00

(14) % of Portfolio Assets Applied to Purchase
0.043%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
9 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/30/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	J.P. Morgan Securities
Citigroup Global Markets	Barclays Capital
Goldman, Sachs & Co.

Co- Managers	Wells Fargo Securities
U.S. Bancorp Investments	BofA Merrill Lynch
The Williams Capital Group	Credit Suisse
BNY Mellon Capital Markets	Deutsche Bank Securities
PNC Capital Markets	Morgan Stanley & Co.

(2) Names of Issuers: The Allstate Corporation

(3) Title of Securities: ALL 5.75 08/15/53

(4) Date of First Offering: 08/05/13

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $100.000

Comparable Securities
1) Aon, C#00185AAC8
2) Jefferies Group, C#472319AM4
3) MetLife, C#59156RBD9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8) Years of Issuer’s Operations: 82 years

(9) Trade Date: 08/05/13

(10) Portfolio Assets on Trade Date: $556,083,297.97

(11) Price Paid per Unit: $100.000

(12) Total Price Paid by Portfolio:
560,000 bonds @ $100.000 = $560,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14) % of Portfolio Assets Applied to Purchase
0.101%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
82 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/5/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	RBC Capital Markets
BNP Paribas	RBS Securities
Citigroup Global Markets	UBS Securities
Deutsche Bank Securities

Co- Managers
Banca IMI	SMBC Nikko Securities
DNB Nor Markets	Standard Chartered Bank
HSBC Securities	US Bancorp Investments
Scotia Capital USA	Wells Fargo Securities

(2) Names of Issuers: Boston Scientific

(3) Title of Securities: BSX 4.125 10/01/23

(4) Date of First Offering: 08/08/13

(5) Amount of Total Offering: $450,000,000

(6) Unit Price of Offering: $99.936

Comparable Securities
1) Celgene Corporation, C#151020AJ3
2) Baxter International, C#071813BL2
3) Covidien International Finance, C#22303QAP5

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).

(8) Years of Issuer’s Operations: 34 years

(9) Trade Date: 08/08/13

(10) Portfolio Assets on Trade Date: $ 555,221,839.50

(11) Price Paid per Unit: $99.936

(12) Total Price Paid by Portfolio: 670,000 bonds @ $99.936 = $669,571.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
29,000,000 bonds @ $99.936 = $28,981,440.00

(14) % of Portfolio Assets Applied to Purchase
0.121%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
34 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	RBC Capital Markets
BNP Paribas	RBS Securities
Citigroup Global Markets	UBS Securities
Deutsche Bank Securities

Co- Managers
Banca IMI	SMBC Nikko Securities
DNB Nor Markets	Standard Chartered Bank
HSBC Securities	US Bancorp Investments
Scotia Capital USA	Wells Fargo Securities

(2) Names of Issuers: Boston Scientific Corporation

(3) Title of Securities: BSX 2.65 10/01/18

(4) Date of First Offering: 08/08/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.954

Comparable Securities
1) Celgene Corporation, C#151020AK0
2) Baxter International, C#071813BJ7
3) Thermo Fisher Scientific, C#883556BB7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8) Years of Issuer’s Operations: 34 years

(9) Trade Date: 08/08/13

(10) Portfolio Assets on Trade Date: $ 555,221,839.50

(11) Price Paid per Unit: $99.954

(12) Total Price Paid by Portfolio: 840,000 bonds @ $99.954 = $839,613.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.954 = $45,978,840.00

(14) % of Portfolio Assets Applied to Purchase
0.151%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
34 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co- Managers
Deutsche Bank Securities	Scotiabank
Morgan Stanley	U.S. Bancorp
RBS Securities	BBVA Securities
SMBC Nikko	Credit Agricole CIB
Wells Fargo Securities	HSBC Securities
Credit Suisse	ING Financial Markets
Mitsubishi UFJ Securities	Regions Securities
PNC Capital Markets	The Williams Capital Group

(2) Names of Issuers: Prologis L.P.

(3) Title of Securities: PLD 4.25 08/15/23, C#74340XAW1

(4) Date of First Offering: 08/08/13

(5) Amount of Total Offering: $850,000,000

(6) Unit Price of Offering: $99.742

Comparable Securities
1) Alexander Real Estate, C#015271AD1
2) DDR Corporation, C#23317HAB8
3) ERP Operating LP, C#26884AB0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 08/08/13

(10) Portfolio Assets on Trade Date: $555,221,839.47

(11) Price Paid per Unit: $99.742

1

(12) Total Price Paid by Portfolio:
1,175,000 bonds @ $99.742 = $1,171,968.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.742 = $34,909,700.00

(14) % of Portfolio Assets Applied to Purchase
0.211%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co- Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(2) Names of Issuers: Viacom Inc.

(3) Title of Securities: VIA 5.85 09/01/43, C#92553PAU6

(4) Date of First Offering: 08/12/13

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.353

Comparable Securities
1) Vodafone Group, C#92857WBD1
2) Apple, C#037833AL4
3) Microsoft, C#594918AR5

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $548,609,646.60

(11) Price Paid per Unit: $99.353

1

(12) Total Price Paid by Portfolio:
675,000 bonds @ $99.353 = $670,632.75

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,000,000 bonds @ $99.353 = $20,864,130.00

(14) % of Portfolio Assets Applied to Purchase
0.122%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co- Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(1) Names of Issuers: Viacom Inc.

(2) Title of Securities: VIA 4.25 09/01/23, C#92553PAT9

(3) Date of First Offering: 08/12/13

(4) Amount of Total Offering: $1,250,000,000

(5) Unit Price of Offering: $98.968

Comparable Securities
1) Telefonica Emisiones SAU, C#87938WAR4
2) AT&T, C#00206RBN1
3) Baidu, C#056752AB4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $548,609,646.60

(11) Price Paid per Unit: $98.968

1

(12) Total Price Paid by Portfolio:
675,000 bonds @ $98.968 = $668,034.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,000,000 bonds @ $98.968 = $36,618,160.00

(14) % of Portfolio Assets Applied to Purchase
0.122%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co- Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(1) Names of Issuers: Viacom Inc.

(2) Title of Securities: VIA 2.5 09/01/18, C#92553PAS1

(3) Date of First Offering: 08/12/13

(4) Amount of Total Offering: $500,000,000

(5) Unit Price of Offering: $99.423

Comparable Securities
1) Telefonica Emisiones SAU, C#87938WAQ6
2) Vodafone Group, C#92857WBE9
3) Baidu, C#056752AA6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $548,609,646.60

(11) Price Paid per Unit: $99.423

1

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.423 = $333,067.05

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.423 = $26,844,210.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	RBS
BNP Paribas	Wells Fargo Securities

Co- Managers

(2) Names of Issuers: Virginia Electric and Power Company

(3) Title of Securities: D 4.65 08/15/43, C#927804FP4

(4) Date of First Offering: 08/12/13

(5) Amount of Total Offering: $585,000,000

(6) Unit Price of Offering: $99.952

Comparable Securities
1) Southern Power Company, C#843646AJ9
2) PPL Electric Utilities, C#6951UAR4
3) South Carolina Electric & Gas, C#837004CG3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $548,609,646.60

(11) Price Paid per Unit: $99.952

(12) Total Price Paid by Portfolio:
675,000 bonds @ $99.952 = $674,676.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.952 = $19,990,400.00

1

(14) % of Portfolio Assets Applied to Purchase
0.123%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Mitsubishi UFJ Securities	Wells Fargo Securities
UBS Investment Bank

Co- Managers
U.S. Bancorp	Goldman, Sachs & Co.
Barclays	Ramirez & Co., Inc.
Deutsche Bank Securities

(2) Names of Issuers: Westar Energy

(3) Title of Securities: WR 4.625 09/01/43, C#95709TAK6

(4) Date of First Offering: 08/12/13

(5) Amount of Total Offering: $250,000,000

(6) Unit Price of Offering: $99.998

Comparable Securities
1) Southern Power Company, C#843646AJ9
2) PPL Electric Utilities, C#6951UAR4
3) South Carolina Electric & Gas, C#837004CG3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 104 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $548,609,646.60

(11) Price Paid per Unit: $99.998

(12) Total Price Paid by Portfolio:
340,000 bonds @ $99.998 = $339,993.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.998 = $9,999,800.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
104 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P Morgan Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities

Co- Managers
BB&T Capital Markets	Fifth Third Securities
Commerz Markets	The Williams Capital Group

(2) Names of Issuers: The Southern Company

(3) Title of Securities: SO 2.45 09/01/19, C#842587CJ4

(4) Date of First Offering: 08/21/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.798

Comparable Securities
1) Duke Energy Corporation, C#26441CAK1
2) Virginia Electric & Power, C#927804FM1
3) American Electric Power, C#025537AF8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8) Years of Issuer’s Operations: 68 years

(9) Trade Date: 08/21/13

(10) Portfolio Assets on Trade Date: $541,845,569.98

(11) Price Paid per Unit: $99.798

(12) Total Price Paid by Portfolio:
607,000 bonds @ $99.798 = $605,773.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.798 = $17,963,640.00

1

(14) % of Portfolio Assets Applied to Purchase
0.112%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
68 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/21/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Credit Suisse Securities	J.P. Morgan Securities
Deutsche Bank Securities

Co- Managers
Barclays Capital	Sun Trust Robinson Humphrey
BNY Mellon Capital Markets	TD Securities (USA)
Citigroup Global Markets	The Williams Capital Group
Fifth Third Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities
RBC Capital Markets	Lebenthal & Co.,
RBS Securities

(2) Names of Issuers: The Home Depot, Inc.

(3) Title of Securities: HD 4.875 02/15/44, C#437076BD3

(4) Date of First Offering: 09/03/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $98.506

Comparable Securities
1) Altria Group, C#02209SAQ6
2) Philip Morris Intl, C#718172AW9
3) Anheuser-Busch, C#035242AB2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 35 years

(9) Trade Date: 09/03/13

(10) Portfolio Assets on Trade Date: $539,046,330.52

(11) Price Paid per Unit: $98.506

1

(12) Total Price Paid by Portfolio:
380,000 bonds @ $98.506 = $374,322.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $98.506 = $12,805,780.00

(14) % of Portfolio Assets Applied to Purchase
0.069%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
35 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/3/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Credit Suisse Securities	J.P. Morgan Securities
Deutsche Bank Securities

Co- Managers
Barclays Capital	Sun Trust Robinson Humphrey
BNY Mellon Capital Markets	TD Securities (USA)
Citigroup Global Markets	The Williams Capital Group
Fifth Third Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities
RBC Capital Markets	Lebenthal & Co.,
RBS Securities

(2) Names of Issuers: The Home Depot, Inc.

(3) Title of Securities: HD 3.75 02/15/24, C# 437076BC5

(4) Date of First Offering: 09/03/13

(5) Amount of Total Offering: $1,100,000,000

(6) Unit Price of Offering: $99.481

Comparable Securities
1) Amazon, C#023135AJ5
2) Stanley Black & Decker, C#854502AD3
3) Wyndham Worldwide, C#98310WAL2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.450%).

(8) Years of Issuer’s Operations: 35 years

(9) Trade Date: 09/03/13

(10) Portfolio Assets on Trade Date: $539,046,330.52

(11) Price Paid per Unit: $99.481

1

(12) Total Price Paid by Portfolio:
990,000 bonds @ $99.481 = $984,861.90

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.481 = $29,844,300.00

(14) % of Portfolio Assets Applied to Purchase
0.183%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
35 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/3/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Lloyds Securities
BMO Capital Markets	Mitsubishi UFJ Securities
BofA Merrill Lynch	Wells Fargo Securities
Citigroup	UBS Investment Bank

Co- Managers
Blaylock Robert Van	Deutsche Bank Securities
BNY Mellon Capital Markets	Scotia Bank Securities

(2) Names of Issuers: CME Group Inc.

(3) Title of Securities: CME 5.3 09/15/43, C#12572QAF2

(4) Date of First Offering: 09/04/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.82

Comparable Securities
1) JPMorgan Chase, C#46625HJM3
2) Prudential Financial, C#74432QBY0
3) Aon, C#00185AAC8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 6 years

(9) Trade Date: 09/04/13

(10) Portfolio Assets on Trade Date: $537,652,407.96

(11) Price Paid per Unit: $99.82

(12) Total Price Paid by Portfolio:
655,000 bonds @ $99.82 = $653,821.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.82 = $24,955,000.00

(14) % of Portfolio Assets Applied to Purchase
0.122%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
6 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/4/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	RBS
Deutsche Bank Securities

Co- Managers
Barclays	Goldman, Sachs & Co.
Citigroup	RBC Capital Markets
J.P. Morgan	SMBC Nikko
Morgan Stanley	BOSC, Inc.
UBS Investment Bank	UMB Financial Services
US Bancorp	The Williams Capital Group
Wells Fargo Securities	Tuohy Brothers
BB&T Capital Markets

(2) Names of Issuers: Oneok Partners

(3) Title of Securities: OKS 3.2 09/15/18, C#68268NAK9

(4) Date of First Offering: 09/09/13

(5) Amount of Total Offering: $425,000,000

(6) Unit Price of Offering: $99.935

Comparable Securities
1) Total Capital SA, C#89152UAG7
2) Petrobras Global Finance, C#71647NAB5
3) BP Capital Markets, C#05565QCE6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8) Years of Issuer’s Operations: 20 years

(9) Trade Date: 09/09/13

(10) Portfolio Assets on Trade Date: $538,140,386.02

(11) Price Paid per Unit: $99.935

1

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.935 = $334,782.25

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.935 = $16,988,950.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
20 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	RBS
Deutsche Bank Securities

Co- Managers
Barclays	Goldman, Sachs & Co.
Citigroup	RBC Capital Markets
J.P. Morgan	SMBC Nikko
Morgan Stanley	BOSC, Inc.
UBS Investment Bank	UMB Financial Services
US Bancorp	The Williams Capital Group
Wells Fargo Securities	Tuohy Brothers
BB&T Capital Markets

(2) Names of Issuers: Oneok Partners

(3) Title of Securities: OKS 6.2 09/15/43, C#68268NAM5

(4) Date of First Offering: 09/09/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.567

Comparable Securities
1) Sunoco Logistics Partner, C#86765BAM1
2) Cenovus Energy, C#15135UAK5
3) Shell International Finance, C#822582AY8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 20 years

(9) Trade Date: 09/09/13

(10) Portfolio Assets on Trade Date: $538,140,386.02

(11) Price Paid per Unit: $99.567

1

(12) Total Price Paid by Portfolio:
330,000 bonds @ $99.567 = $328,571.10

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.567 = $9,956,700.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
20 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 2.5 09/15/16, C#92343VBN3

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $4,250,000,000

(6) Unit Price of Offering: $99.923

Comparable Securities
1) British Telecom, C#111021AH4
2) Vodafone Group, C#92857WBA7
3) AT&T, C#00206RBR2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.300%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $537,745,631.66

(11) Price Paid per Unit: $99.923

(12) Total Price Paid by Portfolio:
1,355,000 bonds @ $99.923 = $1,353,956.65

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
77,000,000 bonds @ $99.923 = $76,940,710.00

(14) % of Portfolio Assets Applied to Purchase
0.252%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 6.55 09/15/33, C#92343VBT0

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $15,000,000,000

(6) Unit Price of Offering: $99.883

Comparable Securities
1) Viacom, C#92553PAQ5
2) Vodafone Group, C#92857WBD1
3) Jefferies Group, C#472319AM4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.750%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $537,745,631.66

(11) Price Paid per Unit: $99.883

(12) Total Price Paid by Portfolio:
795,000 bonds @ $99.883= $794,069.85

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
54,000,000 bonds @ $99.883 = $53,936,820.00

(14) % of Portfolio Assets Applied to Purchase
0.148%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Barclays	Mitsubishi UJF Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 6.4 09/15/33, C#92343VBS2

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $6,000,000,000

(6) Unit Price of Offering: $99.9

Comparable Securities
1) Viacom, C#92553PAQ5
2) Jefferies Group, C#472319AM4
3) Vodafone Group, C#92587WBD1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.75%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $537,745,631.66

(11) Price Paid per Unit: $99.9

(12) Total Price Paid by Portfolio:
950,000 bonds @ $99.9 = $949,050.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.9 = $29,970,000.00

(14) % of Portfolio Assets Applied to Purchase
0.176%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 5.15 09//15/23, C#92343VBR4

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $11,000,000,000

(6) Unit Price of Offering: $99.676

Comparable Securities
1) Baidu, C#056752AC2
2) Telefonica Emisiones, C#87938WAQ6
3) Baidu, C#056752AA6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.450%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $537,745,631.66

(11) Price Paid per Unit: $99.676

(12) Total Price Paid by Portfolio:
505,000 bonds @ $99.676 = $503,363.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.676 = $39,870,400.00

(14) % of Portfolio Assets Applied to Purchase
0.094%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 4.5 09//15/20, C#92343VBQ6

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $4,000,000,000

(6) Unit Price of Offering: $99.87

Comparable Securities
1) Baidu, C#056752AC2
2) Telefonica Emisiones, C#87938WAQ6
3) Baidu, C#056752AA6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.400%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $537,745,631.66

(11) Price Paid per Unit: $99.87

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.87 = $334,564.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.87 = $12,983,100.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 3.65 09/14/18, C#92343VBP8

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $4,750,000,000

(6) Unit Price of Offering: $99.996

Comparable Securities
1) Baidu, C#056752AC2
2) Telefonica Emisiones, C#87938WAQ6
3) Baidu, C#056752AA6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.350%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $537,745,631.66

(11) Price Paid per Unit: $99.996

(12) Total Price Paid by Portfolio:
1,015,000 bonds @ $99.996 = $1,014,959.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
62,000,000 bonds @ $99.996 = $61,997,520.00

(14) % of Portfolio Assets Applied to Purchase
0.189%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	BNP Paribas
J.P. Morgan Securities	Mitsubishi UFJ Securities
RBS Securities	U.S. Bancorp Investments

Co- Managers
Citigroup Global Markets	Lloyds Securities
Wells Fargo Securities	Mizuho Securities USA
Deutsche Bank Securities	RBC Capital Markets
KeyBanc Capital Markets	SMBC Nikko Securities America

(2) Names of Issuers: MidAmerican Energy Company

(3) Title of Securities: MIDAM 4.8 09/15/43

(4) Date of First Offering: 09/12/13

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.528

Comparable Securities
1) Commonwealth Edison, 202795JB7
2) PPL Electric Utilities, 69351UAR4
3) Southern Power Company, C#843646AJ9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 18 years

(9) Trade Date: 09/12/13

(10) Portfolio Assets on Trade Date: $538,303,018.97

(11) Price Paid per Unit: $99.528

(12) Total Price Paid by Portfolio:
475,000 bonds @ $99.528 = $472,758.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.528 = $14,929,200.00

(14) % of Portfolio Assets Applied to Purchase
0.088%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
18 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	BNP Paribas
J.P. Morgan Securities	Mitsubishi UFJ Securities
RBS Securities	U.S. Bancorp Investments

Co- Managers
Citigroup Global Markets	Lloyds Securities
Wells Fargo Securities	Mizuho Securities USA
Deutsche Bank Securities	RBC Capital Markets
KeyBanc Capital Markets	SMBC Nikko Securities America

(2) Names of Issuers: MidAmerican Energy Company

(3) Title of Securities: MIDAM 2.4 03/15/19

(4) Date of First Offering: 09/12/13

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.944

Comparable Securities
1) Duke Energy Corporation, C#26441CAK1
2) American Electric Power, C#025537AF8
3) Unilever Capital, C#904764AQ0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8) Years of Issuer’s Operations: 18 years

(9) Trade Date: 09/12/13

(10) Portfolio Assets on Trade Date: $538,303,018.97

(11) Price Paid per Unit: $99.944

(12) Total Price Paid by Portfolio:
845,000 bonds @ $99.944 = $844,526.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.944 = $24,986,000.00

(14) % of Portfolio Assets Applied to Purchase
0.157%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
18 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Morgan Stanley	Deutsche Bank Securities
J.P. Morgan Securities	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBS Securities
RBC Capital Markets	SMBC Nikko Securities America
Barclays Capital	Sun Trust Robinson Humphrey
Citigroup Global Markets	UBS Securities
Credit Suisse Securities	Wells Fargo Securities

Co- Managers
BMO Capital Markets	Scotia Capital (USA)
CIBC World Markets	TD Securities (USA)
Goldman, Sachs & Co.	The Williams Capital Group
KeyBanc Capital Markets

(2) Names of Issuers: Spectra Energy Partners, LP

(3) Title of Securities: SEP 2.95 09/25/18

(4) Date of First Offering: 09/16/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.829

Comparable Securities
1) Total Capital, C#89152UAG7
2) Petrobras Global Finance, C#71647NAB5
3) DCP Midstream Operating, C#23311VAC1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.60%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 09/16/13

(10) Portfolio Assets on Trade Date: $540,422,507.34

(11) Price Paid per Unit: $99.829

1

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.829 = $334,427.15

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.829 = $22,960,670.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/16/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Morgan Stanley	Deutsche Bank Securities
J.P. Morgan Securities	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBS Securities
RBC Capital Markets	SMBC Nikko Securities America
Barclays Capital	Sun Trust Robinson Humphrey
Citigroup Global Markets	UBS Securities
Credit Suisse Securities	Wells Fargo Securities

Co- Managers
BMO Capital Markets	Scotia Capital (USA)
CIBC World Markets	TD Securities (USA)
Goldman, Sachs & Co.	The Williams Capital Group
KeyBanc Capital Markets

(2) Names of Issuers: Spectra Energy Partners, LP

(3) Title of Securities: SEP 5.95 09/25/43

(4) Date of First Offering: 09/16/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.875

Comparable Securities
1) Energy Transfer Partners, C#29273RAZ2
2) Shell International Finance, C#822582AY8
3) Petrobras Global Finance, C#71647NAA7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 09/16/13

(10) Portfolio Assets on Trade Date: $540,422,507.34

(11) Price Paid per Unit: $99.875

1

(12) Total Price Paid by Portfolio:
220,000 bonds @ $99.875 = $219,725.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.875 = $6,991.250.00

(14) % of Portfolio Assets Applied to Purchase
0.041%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/16/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank Securities
Barclays Capital	ING Bank NV
Citigroup Global Markets

Co- Managers

(2) Names of Issuers: ING Bank NV

(3) Title of Securities: INTNED 5.8 09/25/23 144A, C#449786AY8

(4) Date of First Offering: 09/16/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.543

Comparable Securities
1) American Tower, C#03207XAD2
2) Genworth Holdings, C#372491AA8
3) Zions Bancorporation, C#989701BE6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.50%).

(8) Years of Issuer’s Operations: 22 years

(9) Trade Date: 09/16/13

(10) Portfolio Assets on Trade Date: $540,422,507.34

(11) Price Paid per Unit: $99.543

(12) Total Price Paid by Portfolio:
540,000 bonds @ $99.543 = $537,532.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.543 = $29,862,900.00

1

(14) % of Portfolio Assets Applied to Purchase
0.099%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
22 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/16/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co- Managers
ABN AMRO Securities	Mizuho Securities USA
Banca IMI S.p.A.	nabSecurities
BBVA Securities	Natixis Securities Americas
BMO Capital Markets	RBC Capital Markets
BNY Mellon Capital Markets	RB International Markets
CIBC World Markets	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Commerica Securities	Scotia Capital
Commerz Markets	SMBC Niko Securities
Danske Markets	The Williams Capital Group
J.P. Morgan Securities	U.S. Bancorp Investments
Lloyds Securities	Wells Fargo Securities

(2) Names of Issuers: HSBC USA, Inc.

(3) Title of Securities: HSBC 2.625 09/24/18

(4) Date of First Offering: 09/17/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.828

Comparable Securities
1) American Tower Corp., C#0327XAC4
2) Corpbanca, C#21987AAB6
3) Western Union, C#959802AR0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.35%).

(8) Years of Issuer’s Operations: 163 years

(9) Trade Date: 09/17/13

(10) Portfolio Assets on Trade Date: $541,075,592.32

1

(11) Price Paid per Unit: $99.828

(12) Total Price Paid by Portfolio:
1,015,000 bonds @ $99.828 = $1,013,254.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,600,000 bonds @ $99.828 = $30,547,368.00

(14) % of Portfolio Assets Applied to Purchase
0.187%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
163 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	RBC Capital Markets
Citigroup

Co- Managers
ANZ Securities	Societe Generale
CIBC	Standard Chartered Bank
Credit Suisse	Sun Trust Robinson Humphrey
Deutsche Bank Securities	TD Securities
NabSecurities	UBS Investment Bank
National Bank of Canada	Wells Fargo Securities
Santander

(2) Names of Issuers: Royal Bank of Canada

(3) Title of Securities: RY 2 10/01/18, C#78011DAF1

(4) Date of First Offering: 09/24/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.924

Comparable Securities
1) Westpac Banking Corporation, C#961214CC5
2) Regions Financial Corporation, C#7519EPAJ9
3) Bank of America, C#06051GET2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.250%).

(8) Years of Issuer’s Operations: 149 years

(9) Trade Date: 09/24/13

(10) Portfolio Assets on Trade Date: $546,985,740.30

(11) Price Paid per Unit: $99.924

(12) Total Price Paid by Portfolio: 1,185,000 bonds @ $99.924 = $1,184,099.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.924 = $44,965,800.00

(14) % of Portfolio Assets Applied to Purchase
0.216%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
149 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/24/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Morgan Stanley & Co.
Goldman, Sachs & Co.

Co- Managers
J.P. Morgan	Mitsubishi UFJ Securities
Wells Fargo Securities	Mizuho Securities
Deutsche Bank	US Bank
HSBC

(2) Names of Issuers: Edwards Lifesciences Corporation

(3) Title of Securities: EW 2.875 10/15/18, C328176EAC2

(4) Date of First Offering: 09/24/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.498

Comparable Securities
1) Celgene, C#151020AK0
2) Baxter International, C#071813BJ7
3) Pfizer, C#717081DG5

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.60%).

(8) Years of Issuer’s Operations: 141 years

(9) Trade Date: 09/24/13

(10) Portfolio Assets on Trade Date: $546,985,740.30

(11) Price Paid per Unit: $99.498

(12) Total Price Paid by Portfolio:
510,000 bonds @ $99.498 = $507,439.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.498 = $24,874,500.00

(14) % of Portfolio Assets Applied to Purchase
0.093%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
141 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/24/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of New York Mellon	Loop Capital Markets
Barclays Capital	Mitsubishi UFJ Securities
BNP Paribas	RBS Securities
J.P. Morgan	Wells Fargo Securities

Co- Managers
Blaylock Robert Van	Lebenthal & Co.
CastleOak Securities	MFR Securities
Citigroup Global Markets	Mischler Financial Group
C.L. King & Associates	PNC Capital Markets
Guzman & Co.	Samuel A. Ramirez & Co.
Kota Global Securities	Williams Capital Group

(2) Names of Issuers: Southern California Edison Company

(3) Title of Securities: EIX 4.65 10/01/43, C#842400FZ1

(4) Date of First Offering: 09/25/13

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $99.312

Comparable Securities
1) Commonwealth Edison, C#202795JB7
2) Southern Power, C#843646AJ9
3) Pacific Gas & Electric, C#694308HD2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 116 years

(9) Trade Date: 09/25/13

(10) Portfolio Assets on Trade Date: $547,861,467.68

(11) Price Paid per Unit: $99.312

1

(12) Total Price Paid by Portfolio:
655,000 bonds @ $99.312 = $650,493.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.312 = $21,848,640.00

(14) % of Portfolio Assets Applied to Purchase
0.119%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
116 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/25/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BMO Capital Markets	Goldman, Sachs & Co.
Credit Suisse	J.P. Morgan

Co- Managers
BofA Merrill Lynch	RBS Securities
Citigroup	Societe Generale
Deutsche Bank Securities	UBS Securities
HSBC Securities	Wells Fargo Securities
Morgan Stanley

(2) Names of Issuers: Bank of Montreal

(3) Title of Securities: BMO 2.375 01/25/19, C#06367VHL2

(4) Date of First Offering: 09/25/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.972

Comparable Securities
1) National Rural Utilities, C#637432MU6
2) Ventas Realty, C#92276MBB0
3) General Electric Capital, C#36962G6P4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.35%).

(8) Years of Issuer’s Operations: 196 years

(9) Trade Date: 09/25/13

(10) Portfolio Assets on Trade Date: $547,861,467.68

(11) Price Paid per Unit: $99.972

(12) Total Price Paid by Portfolio:
1,015,000 bonds @ $99.972 = $1,014,715.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.972 = $29,991,600.00

(14) % of Portfolio Assets Applied to Purchase
0.185%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
196 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/25/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
BMO Capital Markets Corp,	Credit Suisse Securities USA L,
Goldman Sachs & Co,	JP Morgan Securities,
Nomura Securities Internationa,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

(2) Names of Issuers: POST HOLDINGS INC 7.375%

(3) Title of Securities: POST 7.375%

(4) Cusip: 737446AD6

(5) Date of First Offering: 7/11/13

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 105.75

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 7/11/13

(11) Portfolio Assets on Trade Date: $705,179,167

(12) Price Paid per Unit: 105.75

(13) Total Price Paid by Portfolio: 575,000 bonds @ $105.75 = $608,062.50

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,750,000 bonds @ $105.75 = $1,850,625.00

1

(15) % of Portfolio Assets Applied to Purchase
0.0862%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
Citigroup Global	Markets Inc,
Goldman Sachs & Co,	Merrill Lynch Pierce Fenner &,
Wells Fargo Securities LLC

Co Manager:	RBC Capital Markets LLC

(2) Names of Issuers: CHEMTURA CORP 5.75%

(3) Title of Securities: CHMT 5.75%

(4) Cusip: 163893AD2

(5) Date of First Offering: 7/18/13

(6) Amount of Total Offering: 450,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 7/18/13

(11) Portfolio Assets on Trade Date: $712,652,413

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 725,000 bonds @ $100 = $725,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15) % of Portfolio Assets Applied to Purchase
0.1017%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	BMO Capital Markets Corp,
Credit Suisse Securities USA L,	KeyBanc Capital Markets,
RBC Capital Markets,	Scotia Capital USA Inc,
Wells Fargo Securities LLC

(2) Names of Issuers: KODIAK OIL & GAS CORP 5.5%

(3) Title of Securities: KOG 5%

(4) Cusip: 50015QAG5

(5) Date of First Offering:7/23/13

(6) Amount of Total Offering: 400,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 7/23/13

(11) Portfolio Assets on Trade Date: $714,090,507

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.091%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/23/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Deutsche Bank Securities Inc,	Morgan Stanley,
UBS Securities LLC,	Wells Fargo Securities LLC

Co Manager:	Barclays Capital,
Citigroup Global Markets Inc,	JP Morgan Securities,
RBC Capital Markets,	SunTrust Robinson Humphrey

(2) Names of Issuers: TESORO LOGISTICS LP/CORP 6.125%

(3) Title of Securities: TLLP 6.125%

(4) Cusip: 88160QAC7

(5) Date of First Offering:7/29/13

(6) Amount of Total Offering: 550,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.375%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 7/29/13

(11) Portfolio Assets on Trade Date: $709,863,254

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 630,000 bonds @ $100 = $630,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0887%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,	Credit Agricole Corp and Inv B,
Deutsche Bank Securities Inc,	Goldman Sachs & Co,
JP Morgan Securities,	UBS Securities LLC,
Wells Fargo Securities LLC

Co Manager:	Fifth Third Securities Inc,
RBS Securities Corp,	SMBC Nikko Securities Ameri

(2) Names of Issuers: PNK FINANCE CORP 6.375%

(3) Title of Securities: PNK 6.375%

(4) Cusip: 69353XAA3

(5) Date of First Offering:7/30/13

(6) Amount of Total Offering: 850,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.6735%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 7/30/13

(11) Portfolio Assets on Trade Date: $710,285,043

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,610,000 bonds @ $100 = $1,610,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15) % of Portfolio Assets Applied to Purchase
0.2267%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/30/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Barclays, Wells Fargo & Co

(2) Names of Issuers: NAI ENTERTAINMENT HLDING 5%

(3) Title of Securities: NATAMU 5%

(4) Cusip: 62875FAB4

(5) Date of First Offering: 7/30/13

(6) Amount of Total Offering: 300,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 7/30/13

(11) Portfolio Assets on Trade Date: $710,343,860

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 2,675,000 bonds @ $100 = $2,675,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $100 = $11,000,000

(15) % of Portfolio Assets Applied to Purchase
0.3766%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/30/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,	Deutsche Bank Securities Inc,
Goldman Sachs & Co,	HSBC Securities,
JP Morgan Securities,	Wells Fargo Securities LLC

(2) Names of Issuers: Healthcare Technology In 7.375%

(3) Title of Securities: RX 7.375%

(4) Cusip: 42225XAA6

(5) Date of First Offering: 8/1/13

(6) Amount of Total Offering: 750,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/1/13

(11) Portfolio Assets on Trade Date: $709,570,572

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 620,000 bonds @ $100 = $620,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.0874%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/1/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
RBC Capital Markets LLC,	Wells Fargo Securities LLC

Co-Managers:	BNY Mellon Capital Markets LLC,
CIBC World Markets,	Goldman Sachs & Co,
RBS Securities Inc,	Scotia Capital USA Inc

(2) Names of Issuers: PHH Corp 6.375%

(3) Title of Securities: PHH 6.375%

(4) Cusip: 693320AS2

(5) Date of First Offering: 8/6/13

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/6/13

(11) Portfolio Assets on Trade Date: $709,635,968

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 370,000 bonds @ $100 = $370,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15) % of Portfolio Assets Applied to Purchase
0.0521%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/6/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	JP Morgan Securities,
Merrill Lynch Pierce Fenner & Smith
Co-Manager:	BB&T Capital Markets,
BMO Capital Markets Corp,	Fifth Third Securities Inc,
HSBC Securities,	RBC Capital Markets LLC,
SunTrust Robinson Humphrey Inc,	US Bancorp Investments Inc,
Wells Fargo Securities LLC

(2) Names of Issuers: William Carter 5.25%

(3) Title of Securities: CRI 5.25%

(4) Cusip: 146303AF9

(5) Date of First Offering: 8/7/13

(6) Amount of Total Offering: 400,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.45%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/7/13

(11) Portfolio Assets on Trade Date: $709,382,372

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 280,000 bonds @ $100 = $280,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15) % of Portfolio Assets Applied to Purchase
0.0395%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/7/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
JP Morgan,	SunTrust Robinson Humphrey,
Wells Fargo & Co

Co-Manager:	Loop Capital Markets LLC

(2) Names of Issuers: Dreamworks Animation SKG 6.875%

(3) Title of Securities: DWA 6.875%

(4) Cusip: 26153CAA1

(5) Date of First Offering: 8/7/13

(6) Amount of Total Offering: 300,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/7/13

(11) Portfolio Assets on Trade Date: $709,382,372

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 255,000 bonds @ $100 = $255,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.0359%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/7/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America, Merrill Lynch,
Goldman Sachs & Co,	HSBC Securities,
JP Morgan Securities,	Morgan Stanley,
RBS Securities Corp,	Scotia Capital Inc,
Wells Fargo Securities LLC

(2) Names of Issuers: Live Nation Entertainment 7%

(3) Title of Securities: LYV 7%

(4) Cusip: 538034AF6

(5) Date of First Offering: 8/8/13

(6) Amount of Total Offering: 425,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/8/13

(11) Portfolio Assets on Trade Date: $710,509,700

(12) Price Paid per Unit: 104.5

(13) Total Price Paid by Portfolio: 255,000 bonds @ $104.5 = $266,475

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $104.5 = $1,045,000

(15) % of Portfolio Assets Applied to Purchase
0.0375%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	JP Morgan,
Stephens Inc,

Co-Managers:	RBC Capital Markets,
Regions Securities LLC,	Wells Fargo Securities LLC,
Capital One Southcoast Inc,	Comerica Securities,
Fifth Third Securities Inc,	Mitsubishi UFJ Securities USA,
PNC Capital Markets

(2) Names of Issuers: Murphy Oil USA Inc 6%

(3) Title of Securities: MUR 6%

(4) Cusip: 626738AA6

(5) Date of First Offering: 8/9/13

(6) Amount of Total Offering: 500,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/9/13

(11) Portfolio Assets on Trade Date: $711,346,485

1

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 490,000 bonds @ $100 = $490,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0689%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Credit Agricole CIB,	HSBC Securities,
JP Morgan Securities,	Morgan Stanley,
RBS Securities Corp,	Wells Fargo Securities LLC

Co-Manager:	Barclays Capital,
Evercore Partners Inc,	PNC Bank

(2) Names of Issuers: Iron Mountain Inc 6%

(3) Title of Securities: IRM 6%

(4) Cusip: 46284PAQ7

(5) Date of First Offering: 8/8/13

(6) Amount of Total Offering: 600,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.50%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/8/13

(11) Portfolio Assets on Trade Date: $710,509,700

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,905,000 bonds @ $100 = $1,905,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,500,000 bonds @ $100 = $7,500,000

(15) % of Portfolio Assets Applied to Purchase
0.2681%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Citigroup Global Markets Inc,
JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
US Bancorp Investments Inc,

Co-Manager:	Comerica Securities,
Fifth Third Securities Inc,	Mitsubishi UFJ Securities USA,
Morgan Stanley & Co Inc,	PNC Capital Markets,
TD Securities USA LLC,	Wedbush Securities,
Wells Fargo Securities LLC

(2) Names of Issuers: RR Donnelley & Sons Co 7%

(3) Title of Securities: RRD 7%

(4) Cusip: 257867AZ4

(5) Date of First Offering: 8/12/13

(6) Amount of Total Offering: 400,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.47%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/12/13

(11) Portfolio Assets on Trade Date: $711,262,361

(12) Price Paid per Unit: 100

1

(13) Total Price Paid by Portfolio: 140,000 bonds @ $100 = $140,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 bonds @ $100 = $250,000

(15) % of Portfolio Assets Applied to Purchase
0.0197%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Credit Suisse,
Morgan Stanley,	Wells Fargo Securities LLC

Co-Manager:	RBC Capital Markets,
SunTrust Robinson Humphrey

(2) Names of Issuers: TW Telecom Holdings Inc 5.375%

(3) Title of Securities: TWTC 5.375%

(4) Cusip: 87311XAE8

(5) Date of First Offering: 8/12/13

(6) Amount of Total Offering: 450,000,000

(7) Unit Price of Offering: 96.25

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/12/13

(11) Portfolio Assets on Trade Date: $711,262,361

(12) Price Paid per Unit: 96.25

(13) Total Price Paid by Portfolio: 1,270,000 bonds @ $96.25 = $1,222,375

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $96.25 = $4,812,500

(15) % of Portfolio Assets Applied to Purchase
0.1719%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Credit Suisse,	Morgan Stanley,
Wells Fargo Securities LLC

Co Manager:
RBC Capital Markets,	SunTrust Robinson Humphrey

(2) Names of Issuers: TW Telecom Holdings Inc 6.375%

(3) Title of Securities: TWTC 6.375%

(4) Cusip: 87311XAG3

(5) Date of First Offering: 8/12/13

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/12/13

(11) Portfolio Assets on Trade Date: $711,262,361

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 760,000 bonds @ $100 = $760,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15) % of Portfolio Assets Applied to Purchase
0.1069%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
Goldman Sachs & Co,	Wells Fargo & Co

Co Manager:	BNP Paribas,
Credit Agricole Securities USA,	HSBC Securities,
Rabo Securities USA Inc,	RB International Finance USA L,
Santander Investment Securitie,	Scotia Capital USA Inc

(2) Names of Issuers: SILGAN HOLDINGS INC 5.5%

(3) Title of Securities: SLGN 5.5%

(4) Cusip: 827048AQ2

(5) Date of First Offering: 9/4/2013

(6) Amount of Total Offering: 300,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.625%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/4/2013

(11) Portfolio Assets on Trade Date: $696,478,463

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,450,000 bonds @ $100 = $1,450,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.208%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/4/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc,	Credit Agricole Securities USA,
Credit Suisse,	Deutsche Bank Securities Inc,
Goldman Sachs & Co,	JP Morgan,
RBC Capital Markets

Co Manager:	Scotiabank,
Wells Fargo Securities LLC,	Williams Capital Group LP

(2) Names of Issuers: SPRINT CORP 7.25%

(3) Title of Securities: S 7.25%

(4) Cusip: 85207UAA3

(5) Date of First Offering: 9/4/2013

(6) Amount of Total Offering: 2,250,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/4/2013

(11) Portfolio Assets on Trade Date: $696,796,189

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 250,000 bonds @ $100 = $250,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0359%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/4/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc,	Credit Agricole Securities USA,
Credit Suisse,	Deutsche Bank Securities Inc,
Goldman Sachs & Co,	JP Morgan,
RBC Capital Markets

Co Manager:	Scotiabank,
Wells Fargo Securities LLC,	Williams Capital Group LP

(2) Names of Issuers: SPRINT CORP 7.875%

(3) Title of Securities: S 7.875%

(4) Cusip: 85207UAB1

(5) Date of First Offering: 9/4/2013

(6) Amount of Total Offering: 4,250,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/4/2013

(11) Portfolio Assets on Trade Date: $696,796,189

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 250,000 bonds @ $100 = $250,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0359%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/4/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
Citigroup Global Markets Inc,	Credit Suisse Securities USA L,
JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
Mitsubishi UFJ Securities USA,	Mizuho Securities USA Inc,
Morgan Stanley & Co Inc,	RBC Capital Markets,
RBS Securities Corp,	Wells Fargo Securities LLC

Co-Manager:	Deutsche Bank Securities Inc,
Santander Investment Securities

(2) Names of Issuers: VERIZON COMMUNICATIONS 4.5%

(3) Title of Securities: VZ 4.5%

(4) Cusip: 92343VBQ6

(5) Date of First Offering: 9/11/2013

(6) Amount of Total Offering: 4,000,000,000

(7) Unit Price of Offering: 99.87

(8) Underwriting Spread or Commission: 0.4%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/11/2013

(11) Portfolio Assets on Trade Date: $696,796,189

(12) Price Paid per Unit: 99.87

(13) Total Price Paid by Portfolio: 1,505,000 bonds @ $99.87 = $1,503,043.5

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.87 = $12,983,100.00

(15) % of Portfolio Assets Applied to Purchase
0.216%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
Citigroup Global Markets Inc,	Credit Suisse Securities USA L,
JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
Mitsubishi UFJ Securities USA,	Mizuho Securities USA Inc,
Morgan Stanley & Co Inc,	RBC Capital Markets,
RBS Securities Corp,	Wells Fargo Securities LLC

Co-Manager:	Deutsche Bank Securities Inc,
Santander Investment Securities

(2) Names of Issuers: VERIZON COMMUNICATIONS 5.15%

(3) Title of Securities: VZ 5.15%

(4) Cusip: 92343VBR4

(5) Date of First Offering: 9/11/2013

(6) Amount of Total Offering: 11,000,000,000

(7) Unit Price of Offering: 99.676

(8) Underwriting Spread or Commission: 0.45%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/11/2013

(11) Portfolio Assets on Trade Date: $696,796,189

(12) Price Paid per Unit: 99.676

(13) Total Price Paid by Portfolio: 995,000 bonds @ $99.676 = $991,776.20

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.676 = $39,870,400.00

(15) % of Portfolio Assets Applied to Purchase
0.142%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
Citigroup Global Markets Inc,	Credit Suisse Securities USA L,
JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
Mitsubishi UFJ Securities USA,	Mizuho Securities USA Inc,
Morgan Stanley & Co Inc,	RBC Capital Markets,
RBS Securities Corp,	Wells Fargo Securities LLC

Co-Manager:	Deutsche Bank Securities Inc,
Santander Investment Securities

(2) Names of Issuers: VERIZON COMMUNICATIONS 6.55%

(3) Title of Securities: VZ 6.55%

(4) Cusip: 92343VBT0

(5) Date of First Offering: 9/11/2013

(6) Amount of Total Offering: 15,000,000,000

(7) Unit Price of Offering: 99.883

(8) Underwriting Spread or Commission: 0.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/11/2013

(11) Portfolio Assets on Trade Date: $696,796,189

(12) Price Paid per Unit: 99.883

(13) Total Price Paid by Portfolio: 1,130,000 bonds @ $99.883 = $1,128,677.90

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
54,000,000 bonds @ $99.883 = $53,936,820.00

(15) % of Portfolio Assets Applied to Purchase
0.162%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
Citigroup Global Markets Inc,	Merrill Lynch Pierce Fenner &,
Wells Fargo Securities LLC

Co Manager:	Morgan Stanley & Co Inc,
Scotia Capital USA Inc,	SunTrust Robinson Humphrey

(2) Names of Issuers: TENET HEALTHCARE CORP 6%

(3) Title of Securities: THC 6%

(4) Cusip: 87243QAA4

(5) Date of First Offering: 9/13/2013

(6) Amount of Total Offering: 1,800,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/13/2013

(11) Portfolio Assets on Trade Date: $698,760,951

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 255,000 bonds @ $100 = $255,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.0365%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
Citigroup Global Markets Inc,	Merrill Lynch Pierce Fenner &,
Wells Fargo Securities LLC

Co Manager:	Morgan Stanley & Co Inc,
Scotia Capital USA Inc,	SunTrust Robinson Humphrey

(2) Names of Issuers: TENET HEALTHCARE CORP 8.125%

(3) Title of Securities: THC 8.125%

(4) Cusip: 87243QAC0

(5) Date of First Offering: 9/13/2013

(6) Amount of Total Offering: 2,800,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/13/2013

(11) Portfolio Assets on Trade Date: $698,760,951

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 305,000 bonds @ $100 = $305,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000

(15) % of Portfolio Assets Applied to Purchase
0.0436%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Barclays Capital,
Credit Suisse Securities USA L,	Merrill Lynch Pierce Fenner &,
RBC Capital Markets,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

(2) Names of Issuers: NEXSTAR BROADCASTING INC 6.875% (Add-on)

(3) Title of Securities: NXST 6.875%

(4) Cusip: 65336YAH6

(5) Date of First Offering: 10/24/2012 (original date) (Add-on date: 9/17/2013)

(6) Amount of Total Offering: 525,000,000

(7) Unit Price of Offering: 100.25

(8) Underwriting Spread or Commission: 1.00%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 10/24/2012 (original date) (Add-on date: 9/17/2013)

(11) Portfolio Assets on Trade Date: $701,415,051

(12) Price Paid per Unit: 100.25

(13) Total Price Paid by Portfolio: 875,000 bonds @ $100.25 = $877,187.50

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100.25 = $3,007,500

(15) % of Portfolio Assets Applied to Purchase
0.125%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,	BNP Paribas,
JP Morgan Securities,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

Co Manager:	Fifth Third Securities Inc,
HSBC Securities,	Regions Securities LLC,
TD Securities USA LLC

(2) Names of Issuers: GEO GROUP INC 5.875%

(3) Title of Securities: GEO 5.875%

(4) Cusip: 36159RAH6

(5) Date of First Offering: 9/19/2013

(6) Amount of Total Offering: 250,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/19/2013

(11) Portfolio Assets on Trade Date: $704,114,078

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 3,355,000 bonds @ $100 = $3,355,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $100 = $13,000,000

(15) % of Portfolio Assets Applied to Purchase
0.4765%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/19/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Citigroup Global Markets Inc,
Deutsche Bank Securities Inc,	Goldman Sachs & Co,
JP Morgan Securities

Co Manager:	Bank of New York Mellon Corp/T,
Bank of America Merrill Lynch,	Barclays Capital,
Credit Suisse Securities USA L,	Morgan Stanley,
Scotia Capital USA Inc,	Wells Fargo Securities LLC,
Williams Capital Group LP

(2) Names of Issuers: ADT CORP 6.25%

(3) Title of Securities: ADT 6.25%

(4) Cusip: 00101JAJ5

(5) Date of First Offering: 9/24/2013

(6) Amount of Total Offering: 1,000,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.125%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/24/2013

(11) Portfolio Assets on Trade Date: $703,688,975

(12) Price Paid per Unit: 100

1

(13) Total Price Paid by Portfolio: 755,000 bonds @ $100 = $755,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15) % of Portfolio Assets Applied to Purchase
0.1073%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/24/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Citigroup Global Markets Inc,
Goldman Sachs & Co,	JP Morgan Securities,
Wells Fargo Securities LLC

(2) Names of Issuers: NIELSEN CO LUX SARL 5.5%

(3) Title of Securities: NLSN 5.5%

(4) Cusip: 65410CAA8

(5) Date of First Offering: 9/20/2013

(6) Amount of Total Offering: 625,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/20/2013

(11) Portfolio Assets on Trade Date: $704,289,216

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 480,000 bonds @ $100 = $480,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase 0.0682%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/20/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Deutsche Bank Securities Inc,
JP Morgan Securities,	SunTrust Robinson Humphrey

Co Manager:	RBC Capital Markets,
Wells Fargo & Co

(2) Names of Issuers: SINCLAIR TELEVISION GROUP 6.375%

(3) Title of Securities: SBGI 6.375%

(4) Cusip: 829259AP5

(5) Date of First Offering: 9/26/2013

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.50%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/26/2013

(11) Portfolio Assets on Trade Date: $702,594,487

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase 0.0925%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/26/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
JP Morgan Securities,	Wells Fargo Securities LLC

Co Manager:	Comerica Securities,
HSBC Securities

(2) Names of Issuers: FORUM ENERGY TECHNOLOGIES 6.25%

(3) Title of Securities: FET 6.25%

(4) Cusip: 34984VAA8

(5) Date of First Offering: 9/27/2013

(6) Amount of Total Offering: 300,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2.00%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/27/2013

(11) Portfolio Assets on Trade Date: $701,892,253

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 250,000 bonds @ $100 = $250,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0356%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/27/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Deutsche Bank Securities Inc,
Goldman Sachs & Co,	JP Morgan Securities,
Merrill Lynch Pierce Fenner & Smit,	Morgan Stanley,
Wells Fargo Securities LLC

Co Manager:	Barclays Capital,
Blackstone Advisory Services L.P.,	Citigroup Global Markets Inc,
Credit Suisse Securities USA LLC,	HSBC Securities,
Macquarie Capital USA Inc,	Mitsubishi UFJ Securities USA Inc,
RBS Securities Inc

(2) Names of Issuers: HILTON WORLDWIDE FINANCE 5.625%

(3) Title of Securities: HLT 5.625%

(4) Cusip: 432891AC3

(5) Date of First Offering: 9/20/2013

(6) Amount of Total Offering: 1,500,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 9/20/2013

(11) Portfolio Assets on Trade Date: $704,289,216

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 265,000 bonds @ $100 = $265,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0376%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/20/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Citigroup
J.P. Morgan Securities	Scotia Capital (USA)
Wells Fargo Securities

Co- Managers	BBVA Securities
KeyBanc Capital Markets	U.S. Bancorp Investments

(2) Names of Issuers: Duke Energy Indiana, Inc.

(3) Title of Securities: DUK 4.9 07/15/43

(4) Date of First Offering: 07/08/13

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.547

Comparable Securities
1) Pacific Gas & Electric, C#694308HD2
2) South Carolina Electric & Gas, C#837004CG3
3) Georgia Power Company, C#373334KA8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 109 years

(9) Trade Date: 07/08/13

(10) Portfolio Assets on Trade Date: $1,709,931,243

(11) Price Paid per Unit: $99.547

(12) Total Price Paid by Portfolio:
1,110,000 bonds @ $99.547 = $1,104,971.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.547 = $9,954,700.00

1

(14) % of Portfolio Assets Applied to Purchase
0.065%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
109 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	BofA Merrill Lynch
Credit Suisse	HSBC

Co- Managers	Citigroup
Mizuho Securities	J.P. Morgan
Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

(2) Names of Issuers: Oracle Corporation

(3) Title of Securities: ORCL 2.375 01/15/19

(4) Date of First Offering: 07/09/13

(5) Amount of Total Offering: $1,500,000,000

(6) Unit Price of Offering: $99.652

Comparable Securities
1) Lexmark International, C#529772AF2
2) IBM Corporation, C#459200HH7
3) Texas Instruments, C#882508AU8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8) Years of Issuer’s Operations: 36 years

(9) Trade Date: 07/09/13

(10) Portfolio Assets on Trade Date: $1,712,512,994

(11) Price Paid per Unit: $99.652

(12) Total Price Paid by Portfolio:
5,220,000 bonds @ $99.652 = $5,201,834.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
65,000,000 bonds @ $99.652 = $64,773,800.00

1

(14) % of Portfolio Assets Applied to Purchase
0.304%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
36 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Citigroup
RBC Capital Markets	BofA Merrill Lynch
Regions Securities	BNY Mellon Capital Markets
US Bancorp	J.P. Morgan
Wells Fargo Securities	Morgan Stanley

Co- Managers	BB&T Capital Markets
Capital One Securities	BBVA Securities
Comerica Securities	Mitsubishi UFJ Securities
Raymond James	Moelis & Company
SMBC Nikko	PNC Capital Markets

(2) Names of Issuers: Realty Income Corporation

(3) Title of Securities: O 4.65 08/01/23

(4) Date of First Offering: 07/09/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.775

Comparable Securities
1) EPR Properties, C#26884UAA7
2) DDR Corporation, C#23317HAB8
3) Health Care REIT, C#42217KBA3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 44 years

(9) Trade Date: 07/09/13

(10) Portfolio Assets on Trade Date: $1,712,512,994

(11) Price Paid per Unit: $99.775

(12) Total Price Paid by Portfolio:
1,045,000 bonds @ $99.775 = $1,042,648.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.775 = $14,966,250.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
44 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	BofA Merrill Lynch
Credit Suisse	HSBC

Co- Managers	Citigroup
Mizuho Securities	J.P. Morgan
Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

(2) Names of Issuers: Oracle Corporation

(3) Title of Securities: ORCL 3.625 07/15/23

(4) Date of First Offering: 07/09/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.098

Comparable Securities
1) Motorola Solutions, C#620076BC2
2) Texas Instruments, C#882508AW4
3) Microsoft, C#594918AQ7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8) Years of Issuer’s Operations: 36 years

(9) Trade Date: 07/09/13

(10) Portfolio Assets on Trade Date: $1,712,512,994

(11) Price Paid per Unit: $99.098

(12) Total Price Paid by Portfolio:
1,565,000 bonds @ $99.098 = $1,550,883.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,000,000 bonds @ $99.098 = $20,810,580.00

1

(14) % of Portfolio Assets Applied to Purchase
0.091%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
36 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Goldman Sachs

Co- Managers	ABN AMRO Securities
ANZ Investment Bank	Banca IMI
Barclays	BB&T Capital Markets
BBVA Securities	BMO Capital Markets
BNY Mellon Capital Markets	Credit Agricole Securities (USA)
DBS Bank	Fifth Third Securities
Lloyds Securities	Mizuho Securities USA
RBC Capital Markets	SMBC Nikko
Standard Chartered Bank	SunTrust Robinson Humphrey
US Bancorp	UniCredit Capital Markets
Wells Fargo Securities	CastleOak Securities
Drexel Hamilton	Mischler Financial Group
Ramirez & Co.

(2) Names of Issuers: Goldman Sachs Group

(3) Title of Securities: GS 2.9 07/19/18

(4) Date of First Offering: 07/16/13

(5) Amount of Total Offering: $2,500,000,000

(6) Unit Price of Offering: $99.917

Comparable Securities
1) Morgan Stanley, C#6174467U7
2) JPMorgan Chase & Co., 46625HJG6
3) NYSE Euronext, C#629491AB7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8) Years of Issuer’s Operations: 144 years

(9) Trade Date: 07/16/13

(10) Portfolio Assets on Trade Date: $1,721,228,998

1

(11) Price Paid per Unit: $99.917

(12) Total Price Paid by Portfolio:
4,660,000 bonds @ $99.917 = $4,656,132.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.917 = $44,962,650.00

(14) % of Portfolio Assets Applied to Purchase
0.271%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
144 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/16/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Goldman Sachs
RBS Securities	JP Morgan Securities

Co- Managers	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBC Capital Markets
Wells Fargo Securities	US Bancorp Investments

(2) Names of Issuers: ERAC USA Finance

(3) Title of Securities: ENTERP 2.8 11/01/18 144A

(4) Date of First Offering: 07/18/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.852

Comparable Securities
1) Toyota Motor Credit Corp., C#89233P7E0
2) Carnival Corporation, C#143658AY8
3) Amazon, C#023135AH9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer’s Operations: 56 years

(9) Trade Date: 07/18/13

(10) Portfolio Assets on Trade Date: $1,722,584,394

(11) Price Paid per Unit: $99.852

(12) Total Price Paid by Portfolio:
1,160,000 bonds @ $99.852 = $1,158,283.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.852 = $17,973,360.00

1

(14) % of Portfolio Assets Applied to Purchase
0.067%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
56 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Citigroup

Co- Managers	Deutsche Bank Securities
Credit Agricole Securities	Goldman, Sachs & Co.
Drexel Hamilton	HSBC Securities (USA) Inc.
Goto Capital Markets	J.P. Morgan Securities LLC
MFR Securities	UBS Securities
Mischler Financial Group	Wells Fargo Securities
National Bank of Canada	ABN AMRO Securities
Nomura Securities	Banca IMI
PNC Capital Markets	BBVA Securities
RBC Capital Markets	BNY Mellon Capital Markets
Samuel A. Ramirez & Co.	C.L. King & Associates
SMBC Nikko Securities	Capital One Securities
SunTrust Robinson Humphrey	CIBC World Markets
Swedbank AB

(2) Names of Issuers: Citigroup

(3) Title of Securities: C 1.7 07/15/16

(4) Date of First Offering: 07/18/13

(5) Amount of Total Offering: $1,500,000,000

(6) Unit Price of Offering: $99.953

Comparable Securities
1) Morgan Stanley, C#61746BDG8
2) Western Union Co., C#959802AQ2
3) Santander Holdings USA, C#80282KAB2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer’s Operations: 201 years

(9) Trade Date: 07/18/13

(10) Portfolio Assets on Trade Date: $1,722,584,394

1

(11) Price Paid per Unit: $99.953

(12) Total Price Paid by Portfolio:
4,155,000 bonds @ $99.953 = $4,153,047.15

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
41,000,000 bonds @ $99.953 = $40,980,730.00

(14) % of Portfolio Assets Applied to Purchase
0.241%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
201 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
US Bancorp	Citigroup
Wells Fargo Securities	RBS

Co- Managers	BNY Mellon Capital Markets
Mitsubishi UFJ Securities	CastleOak Securities
PNC Capital Markets	Drexel Hamilton
RBC Capital Markets	Fifth Third Securities

(2) Names of Issuers: The Kroger Co.

(3) Title of Securities: KR 5.15 08.01.43

(4) Date of First Offering: 07/18/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.665

Comparable Securities
1) Philip Morris International, C#718172AW9
2) Pepsico, C#713448CC0
3) Estee Lauder Co., C#29736RAF7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 130 years

(9) Trade Date: 07/18/13

(10) Portfolio Assets on Trade Date: $1,722,584,394

(11) Price Paid per Unit: $99.665

(12) Total Price Paid by Portfolio:
1,035,000 bonds @ $99.665 = $1,031,532.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.665 = $14,949,750.00

(14) % of Portfolio Assets Applied to Purchase
0.060%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
130 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/18/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
US Bancorp	Citigroup
Wells Fargo Securities	RBS

Co- Managers	BNY Mellon Capital Markets
Mitsubishi UFJ Securities	CastleOak Securities
PNC Capital Markets	Drexel Hamilton
RBC Capital Markets	Fifth Third Securities

(2) Names of Issuers: The Kroger Co.

(3) Title of Securities: KR 3.85 08/01/23

(4) Date of First Offering: 07/18/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.958

Comparable Securities
1) Hershey Company, C#427866AT5
2) Pepsico, C#713448CG1
3) Estee Lauder Co., C#29736RAE0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 130 years

(9) Trade Date: 07/18/13

(10) Portfolio Assets on Trade Date: $1,722,584,394

(11) Price Paid per Unit: $99.958

(12) Total Price Paid by Portfolio:
1,765,000 bonds @ $99.958 = $1,764,258.70

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
26,000,000 bonds @ $99.958 = $25,989,080.00

(14) % of Portfolio Assets Applied to Purchase
0.102%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
130 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/18/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Credit Suisse
Citigroup	Deutsche Bank Securities
RBS	Goldman Sachs

Co- Managers	Barclays Capital
BNY Mellon	Credit Agricole Securities (USA)
ING Financial Markets	J.P. Morgan Securities
Lloyds Securities	Merrill Lynch, Pierce, Fenner & Smith
Mitsubishi UFJ	Morgan Stanley & Co.
nabSecurities	Natixis Securities Americas
Nomura Securities	PNC Capital Markets
RBC Capital Markets	Scotia Capital (USA)
Standard Chartered	SunTrust Robinson Humphrey
U.S. Bancorp	UBS Securities
Wells Fargo Securities

(2) Names of Issuers: ING U.S.

(3) Title of Securities: VOYA 5.7 07/15/43

(4) Date of First Offering: 07/23/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.646

Comparable Securities
1) Aon, C#00185AAC8
2) Jefferies Group, C#472319AM4
3) MetLife, C#59156RBD9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 22 years

(9) Trade Date: 07/23/13

(10) Portfolio Assets on Trade Date: $1,727,131,636

1

(11) Price Paid per Unit: $99.646

(12) Total Price Paid by Portfolio:
545,000 bonds @ $99.646 = $543,070.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $99.646 = $7,971,680.00

(14) % of Portfolio Assets Applied to Purchase
0.031%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
22 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ___________________________	Date:	7/23/2013 ______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	RBC Capital Markets
Goldman Sachs

Co- Managers	ANZ Securities
nabSecurities	Capital One Securities
Santander Investment Securities	Credit Agricole Securities (USA)
SG Americas Securities	HSBC Securities (USA)
SunTrust Robinson Humphrey	ING Financial Markets
TD Securities (USA)	Lloyds Securities
Wells Fargo Securities

(2) Names of Issuers: Royal Bank of Canada

(3) Title of Securities: RY 2.2 07/27/18

(4) Date of First Offering: 07/24/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $100

Comparable Securities
1) BB&T Corporation, C#05531FAN3
2) Canadian Imperial Bank, C#136069FA4
3) Corpbanca, C#21987AAB6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer’s Operations: 149 years

(9) Trade Date: 07/24/13

(10) Portfolio Assets on Trade Date: $1,720,978,408

(11) Price Paid per Unit: $100

(12) Total Price Paid by Portfolio:
5,245,000 bonds @ $100 = $5,245,000.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
67,500,000 bonds @ $100 = $67,500,000.00

1

(14) % of Portfolio Assets Applied to Purchase
0.305%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
149 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/24/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
Deutsche Bank Securities	Citigroup Global Markets
Wells Fargo Securities

Co- Managers	ANZ Securities
nabSecurities	Mitsubishi UFJ Securities
TD Securities	Mizuho Securities USA
U.S. Bancorp Investments	CastleOak Securities
Samuel A. Ramirez & Co.	Lebenthal & Co.
The Williams Capital Group

(2) Names of Issuers: American Express Credit Corporation

(3) Title of Securities: AXP 1.3 07/29/16, C#0258M0DG1

(4) Date of First Offering: 07/24/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.977

Comparable Securities
1) General Electric Capital Corporation, C#36962G6Z2
2) Capital One Financial Corporation, C#14040HBA2
3) Western Union Company, C#959802AQ2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer’s Operations: 163 years

(9) Trade Date: 07/24/13

(10) Portfolio Assets on Trade Date: $1,720,978,408

(11) Price Paid per Unit: $99.977

(12) Total Price Paid by Portfolio:
3,150,000 bonds @ $99.977 = $3,149,275.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.977 = $46,989,190.00

(14) % of Portfolio Assets Applied to Purchase
0.183%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
163 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/24/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofAMerrill Lynch
Morgan Stanley

Co- Managers	Citigroup Global Markets
Credit Suisse	U.S. Bancorp Investments
J.P. Morgan	HSBC Securities (USA)
Wells Fargo Securities	Barclays Capital

(2) Names of Issuers: The Travelers Companies, Inc.

(3) Title of Securities: TRV 4.6 08/01/43

(4) Date of First Offering: 07/25/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.742

Comparable Securities
1) Aon PLC, C#00185AAC8
2) MetLife, C#59156RBD9
3) Jefferies Group, C#472319AM4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 160 years

(9) Trade Date: 07/25/13

(10) Portfolio Assets on Trade Date: $1,718,634,158

(11) Price Paid per Unit: $99.742

(12) Total Price Paid by Portfolio:
1,465,000 bonds @ $99.742 = $1,461,220.30

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.742 = $16,956,140.00

1

(14) % of Portfolio Assets Applied to Purchase
0.085%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
160 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/25/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofAMerrill Lynch
DNB Markets	Morgan Stanley
Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities	Credit Suisse Securities
Scotia Capital

Co- Managers	Credit Agricole Securities (USA)
CIBC World Markets	Societe Generale
RBS Securities	SunTrust Robinson Humphrey

(2) Names of Issuers: Kinder Morgan Energy Partners

(3) Title of Securities: KMP 2.65 02/01/19

(4) Date of First Offering: 07/29/13

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $99.858

Comparable Securities
1) Petrobras Global Finance, C#71647NAB5
2) BP Capital Markets, C#05565QCE6
3) CNOOC Finance 2013, C#12625GAB0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8) Years of Issuer’s Operations: 16 years

(9) Trade Date: 07/29/13

(10) Portfolio Assets on Trade Date: $1,720,190,621

(11) Price Paid per Unit: $99.858

(12) Total Price Paid by Portfolio:
1,050,000 bonds @ $99.858 = $1,048,509.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.858 = $17,974,440.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
16 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/29/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
Goldman, Sachs & Co.	HSBC Securities (USA)

Co- Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets)
Scotiabank	Morgan Stanley
SMBC Nikko	J.P Morgan
Standard Chartered Bank	Mitsubishi UFJ Securities
ANZ Securities	US Bancorp
BNY Mellon Securities

(2) Names of Issuers: Halliburton Company

(3) Title of Securities: HAL 4.75 08/01/43

(4) Date of First Offering: 07/29/13

(5) Amount of Total Offering: $900,000,000

(6) Unit Price of Offering: $99.794

Comparable Securities
1) Statoil ASA, C#85771PAL6
2) Petrobras Global Finance, C#71647NAA7
3) Sunoco Logistics Partners Operations, C#86765BAM1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 94 years

(9) Trade Date: 07/29/13

(10) Portfolio Assets on Trade Date: $1,720,190,621

(11) Price Paid per Unit: $99.794

1

(12) Total Price Paid by Portfolio:
1,050,000 bonds @ $99.794 = $1,047,837.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.794 = $9,979,400.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
94 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/29/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
J.P. Morgan Securities	HSBC Securities (USA)

Co- Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets)
Scotiabank	Goldman, Sachs & Co.
SMBC Nikko	Mitsubishi UFJ Securities
Standard Chartered Bank	Morgan Stanley
ANZ Securities	US Bancorp
BNY Mellon Securities

(2) Names of Issuers: Halliburton Company

(3) Title of Securities: HAL 2 08/01/18

(4) Date of First Offering: 07/29/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.929

Comparable Securities
1) CNOOC Finance 2013, C#12625GAB0
2) Petrobras Global Finance, C#71647NAB5
3) BP Capital Markets, C#05565QCE6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8) Years of Issuer’s Operations: 94 years

(9) Trade Date: 07/29/13

(10) Portfolio Assets on Trade Date: $1,720,190,621

(11) Price Paid per Unit: $99.929

1

(12) Total Price Paid by Portfolio:
2,625,000 bonds @ $99.929 = $2,623,136.25

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.929 = $24,982,250

(14) % of Portfolio Assets Applied to Purchase
0.152%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
94 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/29/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
Morgan Stanley	HSBC Securities (USA)

Co- Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets)
Scotiabank	Goldman, Sachs & Co.
SMBC Nikko	J.P Morgan
Standard Chartered Bank	Mitsubishi UFJ Securities
ANZ Securities	US Bancorp
BNY Mellon Securities

(2) Names of Issuers: Halliburton Company

(3) Title of Securities: HAL 3.5 08/01/23

(4) Date of First Offering: 07/29/13

(5) Amount of Total Offering: $1,100,000,000

(6) Unit Price of Offering: $99.766

Comparable Securities
1) CNOOC Finance 2013, C#12625GAC8
2) Petrobras Global Finance, C#71647NAF6
3) BP Capital Markets, C#05565QCD8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 94 years

(9) Trade Date: 07/29/13

(10) Portfolio Assets on Trade Date: $1,720,190,621

(11) Price Paid per Unit: $99.766

1

(12) Total Price Paid by Portfolio:
2,625,000 bonds @ $99.766 = $2,618,857.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.766 = $24,941,500.00

(14) % of Portfolio Assets Applied to Purchase
0.152%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
94 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/29/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Morgan Stanley
Citigroup	J.P. Morgan
UBS Investment Bank

Co- Managers	Barclays Capital
Goldman, Sachs & Co.	Wells Fargo Securities
Credit Suisse Securities (USA)	Deutsche Bank Securities
Fifth Third Securities	BB&T Capital Markets
Mizuho Securities USA	PNC Capital Markets
SMBC Nikko Securities	SunTrust Robinson Humphrey
U.S. Bancorp Investments

(2) Names of Issuers: WellPoint, Inc.

(3) Title of Securities: WLP 5.1 01/15/44

(4) Date of First Offering: 07/30/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.865

Comparable Securities
1) Baxter International, C#071813BG3
2) Pfizer, C#717081DE0
3) Merck, C#58933YAJ4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 9 years

(9) Trade Date: 07/30/13

(10) Portfolio Assets on Trade Date: $1,717,599,722

(11) Price Paid per Unit: $99.865

(12) Total Price Paid by Portfolio:
735,000 bonds @ $99.865 = $734,007.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $99.865 = $8,987,850.00

(14) % of Portfolio Assets Applied to Purchase
0.043%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
9 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	7/30/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	J.P. Morgan Securities
Citigroup Global Markets	Barclays Capital
Goldman, Sachs & Co.

Co- Managers	Wells Fargo Securities
U.S. Bancorp Investments	BofA Merrill Lynch
The Williams Capital Group	Credit Suisse
BNY Mellon Capital Markets	Deutsche Bank Securities
PNC Capital Markets	Morgan Stanley & Co.

(2) Names of Issuers: The Allstate Corporation

(3) Title of Securities: ALL 5.75 08/15/53

(4) Date of First Offering: 08/05/13

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $100.000

Comparable Securities
1) Aon, C#00185AAC8
2) Jefferies Group, C#472319AM4
3) MetLife, C#59156RBD9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8) Years of Issuer’s Operations: 82 years

(9) Trade Date: 08/05/13

(10) Portfolio Assets on Trade Date: $1,718,608,392.93

(11) Price Paid per Unit: $100.000

(12) Total Price Paid by Portfolio:
1,725,000 bonds @ $100.000 = $1,725,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14) % of Portfolio Assets Applied to Purchase
0.100%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
82 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	8/5/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	RBC Capital Markets
BNP Paribas	RBS Securities
Citigroup Global Markets	UBS Securities
Deutsche Bank Securities

Co- Managers
Banca IMI	SMBC Nikko Securities
DNB Nor Markets	Standard Chartered Bank
HSBC Securities	US Bancorp Investments
Scotia Capital USA	Wells Fargo Securities

(2) Names of Issuers: Boston Scientific

(3) Title of Securities: BSX 4.125 10/01/23

(4) Date of First Offering: 08/08/13

(5) Amount of Total Offering: $450,000,000

(6) Unit Price of Offering: $99.936

Comparable Securities
1) Celgene Corporation, C#151020AJ3
2) Baxter International, C#071813BL2
3) Covidien International Finance, C#22303QAP5

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).

(8) Years of Issuer’s Operations: 34 years

(9) Trade Date: 08/08/13

(10) Portfolio Assets on Trade Date: $1,721,598,524.05

(11) Price Paid per Unit: $99.936

(12) Total Price Paid by Portfolio: 2,105,000 bonds @ $99.936 = $2,103,652.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
29,000,000 bonds @ $99.936 = $28,981,440.00

(14) % of Portfolio Assets Applied to Purchase
0.122%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
34 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	8/8/2013 _________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	RBC Capital Markets
BNP Paribas	RBS Securities
Citigroup Global Markets	UBS Securities
Deutsche Bank Securities

Co- Managers
Banca IMI	SMBC Nikko Securities
DNB Nor Markets	Standard Chartered Bank
HSBC Securities	US Bancorp Investments
Scotia Capital USA	Wells Fargo Securities

(2) Names of Issuers: Boston Scientific Corporation

(3) Title of Securities: BSX 2.65 10/01/18

(4) Date of First Offering: 08/08/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.954

Comparable Securities
1) Celgene Corporation, C#151020AK0
2) Baxter International, C#071813BJ7
3) Thermo Fisher Scientific, C#883556BB7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8) Years of Issuer’s Operations: 34 years

(9) Trade Date: 08/08/13

(10) Portfolio Assets on Trade Date: $1,721,598,524.05

(11) Price Paid per Unit: $99.954

(12) Total Price Paid by Portfolio: 2,630,000 bonds @ $99.954 = $2,628,790.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
46,000,000 bonds @ $99.954 = $45,978,840.00

(14) % of Portfolio Assets Applied to Purchase
0.153%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
34 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ____________________________	Date:	8/8/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co- Managers
Deutsche Bank Securities	Scotiabank
Morgan Stanley	U.S. Bancorp
RBS Securities	BBVA Securities
SMBC Nikko	Credit Agricole CIB
Wells Fargo Securities	HSBC Securities
Credit Suisse	ING Financial Markets
Mitsubishi UFJ Securities	Regions Securities
PNC Capital Markets	The Williams Capital Group

(2) Names of Issuers: Prologis L.P.

(3) Title of Securities: PLD 4.25 08/15/23, C#74340XAW1

(4) Date of First Offering: 08/08/13

(5) Amount of Total Offering: $850,000,000

(6) Unit Price of Offering: $99.742

Comparable Securities
1) Alexander Real Estate, C#015271AD1
2) DDR Corporation, C#23317HAB8
3) ERP Operating LP, C#26884AB0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 08/08/13

(10) Portfolio Assets on Trade Date: $1,721,598,524.05

(11) Price Paid per Unit: $99.742

1

(12) Total Price Paid by Portfolio:
3,680,000 bonds @ $99.742 = $3,670,505.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.742 = $34,909,700.00

(14) % of Portfolio Assets Applied to Purchase
0.213%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	8/8/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co- Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(2) Names of Issuers: Viacom Inc.

(3) Title of Securities: VIA 5.85 09/01/43, C#92553PAU6

(4) Date of First Offering: 08/12/13

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.353

Comparable Securities
1) Vodafone Group, C#92857WBD1
2) Apple, C#037833AL4
3) Microsoft, C#594918AR5

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $1,719,953,001.62

(11) Price Paid per Unit: $99.353

1

(12) Total Price Paid by Portfolio:
2,110,000 bonds @ $99.353 = $2,096,348.30

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,000,000 bonds @ $99.353 = $20,864,130.00

(14) % of Portfolio Assets Applied to Purchase
0.122%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	8/12/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO_____________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co- Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(2) Names of Issuers: Viacom Inc.

(3) Title of Securities: VIA 4.25 09/01/23, C#92553PAT9

(4) Date of First Offering: 08/12/13

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $98.968

Comparable Securities
1) Telefonica Emisiones SAU, C#87938WAR4
2) AT&T, C#00206RBN1
3) Baidu, C#056752AB4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $1,719,953,001.62

(11) Price Paid per Unit: $98.968

1

(12) Total Price Paid by Portfolio:
2,110,000 bonds @ $98.968 = $2,088,224.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,000,000 bonds @ $98.968 = $36,618,160.00

(14) % of Portfolio Assets Applied to Purchase
0.121%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ____________________________	Date:	8/12/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ______________________________________
Title: Director of Business Risk/CCO ______________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co- Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(2) Names of Issuers: Viacom Inc.

(3) Title of Securities: VIA 2.5 09/01/18, C#92553PAS1

(4) Date of First Offering: 08/12/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.423

Comparable Securities
1) Telefonica Emisiones SAU, C#87938WAQ6
2) Vodafone Group, C#92857WBE9
3) Baidu, C#056752AA6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $1,719,953,001.62

(11) Price Paid per Unit: $99.423

1

(12) Total Price Paid by Portfolio:
1,055,000 bonds @ $99.423 = $1,048,912.65

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.423 = $26,844,210.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ____________________________	Date:	8/12/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ______________________________________
Title: Director of Business Risk/CCO ____________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	RBS
BNP Paribas	Wells Fargo Securities

Co- Managers

(2) Names of Issuers: Virginia Electric and Power Company

(3) Title of Securities: D 4.65 08/15/43, C#927804FP4

(4) Date of First Offering: 08/12/13

(5) Amount of Total Offering: $585,000,000

(6) Unit Price of Offering: $99.952

Comparable Securities
1) Southern Power Company, C#843646AJ9
2) PPL Electric Utilities, C#6951UAR4
3) South Carolina Electric & Gas, C#837004CG3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $1,719,953,001.62

(11) Price Paid per Unit: $99.952

(12) Total Price Paid by Portfolio:
2,110,000 bonds @ $99.952 = $2,108,987.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.952 = $19,990,400.00

1

(14) % of Portfolio Assets Applied to Purchase
0.123%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ____________________________	Date:	8/12/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _______________________________________
Title: Director of Business Risk/CCO __________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Mitsubishi UFJ Securities	Wells Fargo Securities
UBS Investment Bank

Co- Managers
U.S. Bancorp	Goldman, Sachs & Co.
Barclays	Ramirez & Co., Inc.
Deutsche Bank Securities

(2) Names of Issuers: Westar Energy

(3) Title of Securities: WR 4.625 09/01/43, C#95709TAK6

(4) Date of First Offering: 08/12/13

(5) Amount of Total Offering: $250,000,000

(6) Unit Price of Offering: $99.998

Comparable Securities
1) Southern Power Company, C#843646AJ9
2) PPL Electric Utilities, C#6951UAR4
3) South Carolina Electric & Gas, C#837004CG3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 104 years

(9) Trade Date: 08/12/13

(10) Portfolio Assets on Trade Date: $1,719,953,001.62

(11) Price Paid per Unit: $99.998

(12) Total Price Paid by Portfolio:
1,060,000 bonds @ $99.998 = $1,059,978.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.998 = $9,999,800.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
104 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	8/12/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ______________________________________
Title: Director of Business Risk/CCO __________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P Morgan Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities

Co- Managers
BB&T Capital Markets	Fifth Third Securities
Commerz Markets	The Williams Capital Group

(2) Names of Issuers: The Southern Company

(3) Title of Securities: SO 2.45 09/01/19, C#842587CJ4

(4) Date of First Offering: 08/21/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.798

Comparable Securities
1) Duke Energy Corporation, C#26441CAK1
2) Virginia Electric & Power, C#927804FM1
3) American Electric Power, C#025537AF8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8) Years of Issuer’s Operations: 68 years

(9) Trade Date: 08/21/13

(10) Portfolio Assets on Trade Date: $1,696,177,933.79

(11) Price Paid per Unit: $99.798

(12) Total Price Paid by Portfolio:
1,899,000 bonds @ $99.798 = $1,895,164.02

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.798 = $17,963,640.00

1

(14) % of Portfolio Assets Applied to Purchase
0.112%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
68 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ___________________________	Date:	8/21/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ______________________________________
Title: Director of Business Risk/CCO __________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Credit Suisse Securities	J.P. Morgan Securities
Deutsche Bank Securities

Co- Managers
Barclays Capital	Sun Trust Robinson Humphrey
BNY Mellon Capital Markets	TD Securities (USA)
Citigroup Global Markets	The Williams Capital Group
Fifth Third Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities
RBC Capital Markets	Lebenthal & Co.,
RBS Securities

(2) Names of Issuers: The Home Depot, Inc.

(3) Title of Securities: HD 4.875 02/15/44, C#437076BD3

(4) Date of First Offering: 09/03/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $98.506

Comparable Securities
1) Altria Group, C#02209SAQ6
2) Philip Morris Intl, C#718172AW9
3) Anheuser-Busch, C#035242AB2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 35 years

(9) Trade Date: 09/03/13

(10) Portfolio Assets on Trade Date: $1,697,929,502.35

(11) Price Paid per Unit: $98.506

1

(12) Total Price Paid by Portfolio:
1,200,000 bonds @ $98.506 = $1,182,072.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $98.506 = $12,805,780.00

(14) % of Portfolio Assets Applied to Purchase
0.070%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
35 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/3/2013 _________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO __________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Credit Suisse Securities	J.P. Morgan Securities
Deutsche Bank Securities

Co- Managers
Barclays Capital	Sun Trust Robinson Humphrey
BNY Mellon Capital Markets	TD Securities (USA)
Citigroup Global Markets	The Williams Capital Group
Fifth Third Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities
RBC Capital Markets	Lebenthal & Co.,
RBS Securities

(2) Names of Issuers: The Home Depot, Inc.

(3) Title of Securities: HD 3.75 02/15/24, C# 437076BC5

(4) Date of First Offering: 09/03/13

(5) Amount of Total Offering: $1,100,000,000

(6) Unit Price of Offering: $99.481

Comparable Securities
1) Amazon, C#023135AJ5
2) Stanley Black & Decker, C#854502AD3
3) Wyndham Worldwide, C#98310WAL2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.450%).

(8) Years of Issuer’s Operations: 35 years

(9) Trade Date: 09/03/13

(10) Portfolio Assets on Trade Date: $1,697,929,502.35

(11) Price Paid per Unit: $99.481

1

(12) Total Price Paid by Portfolio:
3,120,000 bonds @ $99.481 = $3,103,807.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.481 = $29,844,300.00

(14) % of Portfolio Assets Applied to Purchase
0.183%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
35 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/3/2013 _________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver __________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank Securities
Barclays Capital	ING Bank NV
Citigroup Global Markets

Co- Managers

(2) Names of Issuers: ING Bank NV

(3) Title of Securities: INTNED 5.8 09/25/23 144A, C#449786AY8

(4) Date of First Offering: 09/16/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.543

Comparable Securities
1) American Tower, C#03207XAD2
2) Genworth Holdings, C#372491AA8
3) Zions Bancorporation, C#989701BE6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.50%).

(8) Years of Issuer’s Operations: 22 years

(9) Trade Date: 09/16/13

(10) Portfolio Assets on Trade Date: $1,701,470,089.80

(11) Price Paid per Unit: $99.543

(12) Total Price Paid by Portfolio:
1,700,000 bonds @ $99.543 = $1,692,231.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.543 = $29,862,900.00

1

(14) % of Portfolio Assets Applied to Purchase
0.099%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
22 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ___________________________	Date:	9/16/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Lloyds Securities
BMO Capital Markets	Mitsubishi UFJ Securities
BofA Merrill Lynch	Wells Fargo Securities
Citigroup	UBS Investment Bank

Co- Managers
Blaylock Robert Van	Deutsche Bank Securities
BNY Mellon Capital Markets	Scotia Bank Securities

(2) Names of Issuers: CME Group Inc.

(3) Title of Securities: CME 5.3 09/15/43, C#12572QAF2

(4) Date of First Offering: 09/04/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.82

Comparable Securities
1) JPMorgan Chase, C#46625HJM3
2) Prudential Financial, C#74432QBY0
3) Aon, C#00185AAC8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 6 years

(9) Trade Date: 09/04/13

(10) Portfolio Assets on Trade Date: $1,692,811,913.13

(11) Price Paid per Unit: $99.82

(12) Total Price Paid by Portfolio:
2,065,000 bonds @ $99.82 = $2,061,283.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.82 = $24,955,000.00

(14) % of Portfolio Assets Applied to Purchase
0.122%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
6 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/4/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	RBS
Deutsche Bank Securities

Co- Managers
Barclays	Goldman, Sachs & Co.
Citigroup	RBC Capital Markets
J.P. Morgan	SMBC Nikko
Morgan Stanley	BOSC, Inc.
UBS Investment Bank	UMB Financial Services
US Bancorp	The Williams Capital Group
Wells Fargo Securities	Tuohy Brothers
BB&T Capital Markets

(2) Names of Issuers: Oneok Partners

(3) Title of Securities: OKS 3.2 09/15/18, C#68268NAK9

(4) Date of First Offering: 09/09/13

(5) Amount of Total Offering: $425,000,000

(6) Unit Price of Offering: $99.935

Comparable Securities
1) Total Capital SA, C#89152UAG7
2) Petrobras Global Finance, C#71647NAB5
3) BP Capital Markets, C#05565QCE6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8) Years of Issuer’s Operations: 20 years

(9) Trade Date: 09/09/13

(10) Portfolio Assets on Trade Date: $1,693,927,904.82

(11) Price Paid per Unit: $99.935

1

(12) Total Price Paid by Portfolio:
1,065,000 bonds @ $99.935 = $1,064,307.75

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.935 = $16,988,950.00

(14) % of Portfolio Assets Applied to Purchase
0.063%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
20 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/9/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _____________________________________
Title: Director of Business Risk/CCO ________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	RBS
Deutsche Bank Securities

Co- Managers
Barclays	Goldman, Sachs & Co.
Citigroup	RBC Capital Markets
J.P. Morgan	SMBC Nikko
Morgan Stanley	BOSC, Inc.
UBS Investment Bank	UMB Financial Services
US Bancorp	The Williams Capital Group
Wells Fargo Securities	Tuohy Brothers
BB&T Capital Markets

(2) Names of Issuers: Oneok Partners

(3) Title of Securities: OKS 6.2 09/15/43, C#68268NAM5

(4) Date of First Offering: 09/09/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.567

Comparable Securities
1) Sunoco Logistics Partner, C#86765BAM1
2) Cenovus Energy, C#15135UAK5
3) Shell International Finance, C#822582AY8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 20 years

(9) Trade Date: 09/09/13

(10) Portfolio Assets on Trade Date: $1,693,927,904.82

(11) Price Paid per Unit: $99.567

1

(12) Total Price Paid by Portfolio:
1,035,000 bonds @ $99.567 = $1,030,518.45

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.567 = $9,956,700.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
20 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/9/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO ______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 2.5 09/15/16, C#92343VBN3

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $4,250,000,000

(6) Unit Price of Offering: $99.923

Comparable Securities
1) British Telecom, C#111021AH4
2) Vodafone Group, C#92857WBA7
3) AT&T, C#00206RBR2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.300%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $1,696,626,484.85

(11) Price Paid per Unit: $99.923

(12) Total Price Paid by Portfolio:
4,270,000 bonds @ $99.923 = $4,266,712.10

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
77,000,000 bonds @ $99.923 = $76,940,710.00

(14) % of Portfolio Assets Applied to Purchase
0.251%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ___________________________	Date:	9/11/2013 _________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _____________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 6.55 09/15/33, C#92343VBT0

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $15,000,000,000

(6) Unit Price of Offering: $99.883

Comparable Securities
1) Viacom, C#92553PAQ5
2) Vodafone Group, C#92857WBD1
3) Jefferies Group, C#472319AM4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.750%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $1,696,626,484.85

(11) Price Paid per Unit: $99.883

(12) Total Price Paid by Portfolio:
2,505,000 bonds @ $99.883= $2,502,069.15

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
54,000,000 bonds @ $99.883 = $53,936,820.00

(14) % of Portfolio Assets Applied to Purchase
0.147%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/11/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver __________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UJF Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 6.4 09/15/33, C#92343VBS2

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $6,000,000,000

(6) Unit Price of Offering: $99.9

Comparable Securities
1) Viacom, C#92553PAQ5
2) Jefferies Group, C#472319AM4
3) Vodafone Group, C#92857WBD1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.75%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $1,696,626,484.85

(11) Price Paid per Unit: $99.9

(12) Total Price Paid by Portfolio:
2,990,000 bonds @ $99.9 = $2,987,010.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.9 = $29,970,000.00

(14) % of Portfolio Assets Applied to Purchase
0.176%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/11/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 5.15 09//15/23, C#92343VBR4

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $11,000,000,000

(6) Unit Price of Offering: $99.676

Comparable Securities
1) Telefonica Emisiones, C#87938WAR4
2) Viacom, C#92553PAR3
3) Baidu, C#05672AB4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.450%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $1,696,626,484.85

(11) Price Paid per Unit: $99.676

(12) Total Price Paid by Portfolio:
1,600,000 bonds @ $99.676 = $1,594,816.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.676 = $39,870,400.00

(14) % of Portfolio Assets Applied to Purchase
0.094%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ___________________________	Date:	9/20/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _____________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 4.5 09//15/20, C#92343VBQ6

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $4,000,000,000

(6) Unit Price of Offering: $99.87

Comparable Securities
1) Baidu, C#056752AC2
2) Telefonica Emisiones, C#87938WAQ6
3) Baidu, C#056752AA6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.400%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $1,696,626,484.85

(11) Price Paid per Unit: $99.87

(12) Total Price Paid by Portfolio:
1,065,000 bonds @ $99.87 = $1,063,615.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.87 = $12,983,100

(14) % of Portfolio Assets Applied to Purchase
0.063%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/11/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ___________________________________
Title: Director of Business Risk/CCO ______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co- Managers
Deutsche Bank Securities	Santander

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 3.65 09/14/18, C#92343VBP8

(4) Date of First Offering: 09/11/13

(5) Amount of Total Offering: $4,750,000,000

(6) Unit Price of Offering: $99.996

Comparable Securities
1) Baidu, C#056752AC2
2) Telefonica Emisiones, C#87938WAQ6
3) Baidu, C#056752AA6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.350%).

(8) Years of Issuer’s Operations: 30 years

(9) Trade Date: 09/11/13

(10) Portfolio Assets on Trade Date: $1,696,626,484.85

(11) Price Paid per Unit: $99.996

(12) Total Price Paid by Portfolio:
3,202,000 bonds @ $99.996 = $3,201,871.92

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
62,000,000 bonds @ $99.996 = $61,997,520.00

(14) % of Portfolio Assets Applied to Purchase
0.189%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/11/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ___________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	BNP Paribas
J.P. Morgan Securities	Mitsubishi UFJ Securities
RBS Securities	U.S. Bancorp Investments

Co- Managers
Citigroup Global Markets	Lloyds Securities
Wells Fargo Securities	Mizuho Securities USA
Deutsche Bank Securities	RBC Capital Markets
KeyBanc Capital Markets	SMBC Nikko Securities America

(2) Names of Issuers: MidAmerican Energy Company

(3) Title of Securities: MIDAM 4.8 09/15/43

(4) Date of First Offering: 09/12/13

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.528

Comparable Securities
1) Commonwealth Edison, 202795JB7
2) PPL Electric Utilities, 69351UAR4
3) Southern Power Company, C#843646AJ9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 18 years

(9) Trade Date: 09/12/13

(10) Portfolio Assets on Trade Date: $1,697,906,662.34

(11) Price Paid per Unit: $99.528

(12) Total Price Paid by Portfolio:
1,510,000 bonds @ $99.528 = $1,502,872.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.528 = $14,929,200.00

(14) % of Portfolio Assets Applied to Purchase
0.088%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
18 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ___________________________	Date:	9/12/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ____________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	BNP Paribas
J.P. Morgan Securities	Mitsubishi UFJ Securities
RBS Securities	U.S. Bancorp Investments

Co- Managers
Citigroup Global Markets	Lloyds Securities
Wells Fargo Securities	Mizuho Securities USA
Deutsche Bank Securities	RBC Capital Markets
KeyBanc Capital Markets	SMBC Nikko Securities America

(2) Names of Issuers: MidAmerican Energy Company

(3) Title of Securities: MIDAM 2.4 03/15/19

(4) Date of First Offering: 09/12/13

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.944

Comparable Securities
1) Duke Energy Corporation, C#26441CAK1
2) American Electric Power, C#025537AF8
3) Unilever Capital, C#904764AQ0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8) Years of Issuer’s Operations: 18 years

(9) Trade Date: 09/12/13

(10) Portfolio Assets on Trade Date: $1,697,906,662.34

(11) Price Paid per Unit: $99.944

(12) Total Price Paid by Portfolio:
2,670,000 bonds @ $99.944 = $2,668,504.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.944 = $24,986,000.00

(14) % of Portfolio Assets Applied to Purchase
0.157%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
18 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/12/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _____________________________________
Title: Director of Business Risk/CCO ______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Morgan Stanley	Deutsche Bank Securities
J.P. Morgan Securities	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBS Securities
RBC Capital Markets	SMBC Nikko Securities America
Barclays Capital	Sun Trust Robinson Humphrey
Citigroup Global Markets	UBS Securities
Credit Suisse Securities	Wells Fargo Securities

Co- Managers
BMO Capital Markets	Scotia Capital (USA)
CIBC World Markets	TD Securities (USA)
Goldman, Sachs & Co.	The Williams Capital Group
KeyBanc Capital Markets

(2) Names of Issuers: Spectra Energy Partners, LP

(3) Title of Securities: SEP 2.95 09/25/18

(4) Date of First Offering: 09/16/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.829

Comparable Securities
1) Total Capital, C#89152UAG7
2) Petrobras Global Finance, C#71647NAB5
3) DCP Midstream Operating, C#23311VAC1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.60%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 09/16/13

(10) Portfolio Assets on Trade Date: $1,701,470,089.80

(11) Price Paid per Unit: $99.829

1

(12) Total Price Paid by Portfolio:
1,065,000 bonds @ $99.829 = $1,063,178.85

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.829 = $22,960,670.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ____________________________	Date:	9/16/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _____________________________________
Title: Director of Business Risk/CCO _________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Morgan Stanley	Deutsche Bank Securities
J.P. Morgan Securities	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBS Securities
RBC Capital Markets	SMBC Nikko Securities America
Barclays Capital	Sun Trust Robinson Humphrey
Citigroup Global Markets	UBS Securities
Credit Suisse Securities	Wells Fargo Securities

Co- Managers
BMO Capital Markets	Scotia Capital (USA)
CIBC World Markets	TD Securities (USA)
Goldman, Sachs & Co.	The Williams Capital Group
KeyBanc Capital Markets

(2) Names of Issuers: Spectra Energy Partners, LP

(3) Title of Securities: SEP 5.95 09/25/43

(4) Date of First Offering: 09/16/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.875

Comparable Securities
1) Energy Transfer Partners, C#29273RAZ2
2) Shell International Finance, C#822582AY8
3) Petrobras Global Finance, C#71647NAA7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 7 years

(9) Trade Date: 09/16/13

(10) Portfolio Assets on Trade Date: $1,701,470,089.80

1

(11) Price Paid per Unit: $99.875

(12) Total Price Paid by Portfolio:
685,000 bonds @ $99.875 = $684,143.75

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.875 = $6,991.250.00

(14) % of Portfolio Assets Applied to Purchase
0.040%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ____________________________	Date:	9/16/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _______________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank Securities
Barclays Capital	ING Bank NV
Citigroup Global Markets

Co- Managers

(2) Names of Issuers: ING Bank NV

(3) Title of Securities: INTNED 5.8 09/25/23 144A, C#449786AY8

(4) Date of First Offering: 09/16/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.543

Comparable Securities
1) American Tower, C#03207XAD2
2) Genworth Holdings, C#372491AA8
3) Zions Bancorporation, C#989701BE6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.50%).

(8) Years of Issuer’s Operations: 22 years

(9) Trade Date: 09/16/13

(10) Portfolio Assets on Trade Date: $1,701,470,089.80

(11) Price Paid per Unit: $99.543

(12) Total Price Paid by Portfolio:
1,700,000 bonds @ $99.543 = $1,692,231.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.543 = $29,862,900.00

1

(14) % of Portfolio Assets Applied to Purchase
0.099%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
22 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________________________	Date:	9/16/2013 ___________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver __________________________________________________
Title: Director of Business Risk/CCO _________________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
HSBC Securities

Co- Managers
ABN AMRO Securities	Mizuho Securities USA
Banca IMI S.p.A.	nabSecurities
BBVA Securities	Natixis Securities Americas
BMO Capital Markets	RBC Capital Markets
BNY Mellon Capital Markets	RB International Markets
CIBC World Markets	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Commerica Securities	Scotia Capital
Commerz Markets	SMBC Niko Securities
Danske Markets	The Williams Capital Group
J.P. Morgan Securities	U.S. Bancorp Investments
Lloyds Securities	Wells Fargo Securities

(2) Names of Issuers: HSBC USA, Inc.

(3) Title of Securities: HSBC 2.625 09/24/18

(4) Date of First Offering: 09/17/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.828

Comparable Securities
1) American Tower Corp., C#0327XAC4
2) Corpbanca, C#21987AAB6
3) Western Union, C#959802AR0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.35%).

(8) Years of Issuer’s Operations: 163 years

(9) Trade Date: 09/17/13

(10) Portfolio Assets on Trade Date: $1,703,748,038.61

1

(11) Price Paid per Unit: $99.828

(12) Total Price Paid by Portfolio:
3,200,000 bonds @ $99.828 = $3,194,496.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,600,000 bonds @ $99.828 = $30,547,368.00

(14) % of Portfolio Assets Applied to Purchase
0.187%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
163 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/17/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _____________________________________
Title: Director of Business Risk/CCO __________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	RBC Capital Markets
Citigroup

Co- Managers
ANZ Securities	Societe Generale
CIBC	Standard Chartered Bank
Credit Suisse	Sun Trust Robinson Humphrey
Deutsche Bank Securities	TD Securities
NabSecurities	UBS Investment Bank
National Bank of Canada	Wells Fargo Securities
Santander

(2) Names of Issuers: Royal Bank of Canada

(3) Title of Securities: RY 2 10/01/18, C#78011DAF1

(4) Date of First Offering: 09/24/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.924

Comparable Securities
1) Westpac Banking Corporation, C#961214CC5
2) Regions Financial Corporation, C#7519EPAJ9
3) Bank of America, C#06051GET2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.250%).

(8) Years of Issuer’s Operations: 149 years

(9) Trade Date: 09/24/13

(10) Portfolio Assets on Trade Date: $1,722,086,361.80

(11) Price Paid per Unit: $99.924

(12) Total Price Paid by Portfolio: 3,735,000 bonds @ $99.924 = $3,732,161.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.924 = $44,965,800.00

(14) % of Portfolio Assets Applied to Purchase
0.217%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
149 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ___________________________	Date:	9/24/2013 _________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _______________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Morgan Stanley & Co.
Goldman, Sachs & Co.

Co- Managers
J.P. Morgan	Mitsubishi UFJ Securities
Wells Fargo Securities	Mizuho Securities
Deutsche Bank	US Bank
HSBC

(2) Names of Issuers: Edwards Lifesciences Corporation

(3) Title of Securities: EW 2.875 10/15/18, C328176EAC2

(4) Date of First Offering: 09/24/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.498

Comparable Securities
1) Celgene, C#151020AK0
2) Baxter International, C#071813BJ7
3) Pfizer, C#717081DG5

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.60%).

(8) Years of Issuer’s Operations: 141 years

(9) Trade Date: 09/24/13

(10) Portfolio Assets on Trade Date: $1,722,086,361.80

(11) Price Paid per Unit: $99.498

(12) Total Price Paid by Portfolio:
1,605,000 bonds @ $99.498 = $1,596,942.90

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.498 = $24,874,500.00

(14) % of Portfolio Assets Applied to Purchase
0.093%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
141 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/24/2013 ________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver _____________________________________
Title: Director of Business Risk/CCO ________________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Bank of New York Mellon	Loop Capital Markets
Barclays Capital	Mitsubishi UFJ Securities
BNP Paribas	RBS Securities
J.P. Morgan	Wells Fargo Securities

Co- Managers
Blaylock Robert Van	Lebenthal & Co.
CastleOak Securities	MFR Securities
Citigroup Global Markets	Mischler Financial Group
C.L. King & Associates	PNC Capital Markets
Guzman & Co.	Samuel A. Ramirez & Co.
Kota Global Securities	Williams Capital Group

(2) Names of Issuers: Southern California Edison Company

(3) Title of Securities: EIX 4.65 10/01/43, C#842400FZ1

(4) Date of First Offering: 09/25/13

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $99.312

Comparable Securities
1) Commonwealth Edison, C#202795JB7
2) Southern Power, C#843646AJ9
3) Pacific Gas & Electric, C#694308HD2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 116 years

(9) Trade Date: 09/25/13

(10) Portfolio Assets on Trade Date: $1,724,735,919.91

(11) Price Paid per Unit: $99.312

1

(12) Total Price Paid by Portfolio:
2,055,000 bonds @ $99.312 = $2,040,861.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.312 = $21,848,640.00

(14) % of Portfolio Assets Applied to Purchase
0.118%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
116 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________	Date:	9/25/2013 _________________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ___________________________________
Title: Director of Business Risk/CCO ____________________________________

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BMO Capital Markets	Goldman, Sachs & Co.
Credit Suisse	J.P. Morgan

Co- Managers
BofA Merrill Lynch	RBS Securities
Citigroup	Societe Generale
Deutsche Bank Securities	UBS Securities
HSBC Securities	Wells Fargo Securities
Morgan Stanley

(2) Names of Issuers: Bank of Montreal

(3) Title of Securities: BMO 2.375 01/25/19, C#06367VHL2

(4) Date of First Offering: 09/25/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.972

Comparable Securities
1) National Rural Utilities, C#637432MU6
2) Ventas Realty, C#92276MBB0
3) General Electric Capital, C#36962G6P4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.35%).

(8) Years of Issuer’s Operations: 196 years

(9) Trade Date: 09/25/13

(10) Portfolio Assets on Trade Date: $1,724,735,919.91

(11) Price Paid per Unit: $99.972

(12) Total Price Paid by Portfolio:
3,210,000 bonds @ $99.972 = $3,209,101.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.972 = $29,991,600.00

(14) % of Portfolio Assets Applied to Purchase
0.186%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
196 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ____________________________	Date:	9/25/2013 _______________________________________
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver ______________________________________
Title: Director of Business Risk/CCO _______________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
BMO Capital markets	Mitsubishi UFJ Securities

Co- Managers
BBVA	Regions Securities
Deutsche Bank Securities	U.S. Bancorp
Fifth Third Securities, Inc.

(2) Names of Issuers: IntercontinentalExchange Group, Inc.

(3) Title of Securities: ICE 2.5 10/15/18, C#45866FAB0

(4) Date of First Offering: 10/01/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.911

Comparable Securities
1) Westpac Banking Corporation, C#961214CC5
2) Morgan Stanley, CE6174467U7
3) General Electric Capital Corporation, C#36962G6W9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.7475%).

(8) Years of Issuer’s Operations: 13 years

(9) Trade Date: 10/01/13

(10) Portfolio Assets on Trade Date: $542,515,835.09

(11) Price Paid per Unit: $99.911

(12) Total Price Paid by Portfolio:
500,000 bonds @ $99.911 = $499,555.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.911 = $21,980,420.00

(14) % of Portfolio Assets Applied to Purchase
0.092%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
13 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
BMO Capital markets	Mitsubishi UFJ Securities

Co- Managers
BBVA	Regions Securities
Deutsche Bank Securities	U.S. Bancorp
Fifth Third Securities, Inc.

(2) Names of Issuers: IntercontinentalExchange Group, Inc.

(3) Title of Securities: ICE 4 10/15/23, C#45866FAA2

(4) Date of First Offering: 10/01/13

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $99.225

Comparable Securities
1) RLI Corporation, C#749607AC1
2) American Tower Corporation, C#03027XAD2
3) Genworth Holdings, C#372491AA8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.7475%).

(8) Years of Issuer’s Operations: 13 years

(9) Trade Date: 10/01/13

(10) Portfolio Assets on Trade Date: $542,515,835.09

(11) Price Paid per Unit: $99.225

(12) Total Price Paid by Portfolio:
465,000 bonds @ $99.225 = $461,396.25

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,000,000 bonds @ $99.225 = $15,876,000.00

(14) % of Portfolio Assets Applied to Purchase
0.085%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
13 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management __________________________________________	Date:	January 15, 2014 ____________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
KeyBanc Capital Markets	U.S. Bancorp
Mitsubishi UFJ Securities

Co- Managers
Samuel A. Ramirez & Co., Inc.	The Williams Capital Group
Wells Fargo Securities

(2) Names of Issuers: Southwest Gas Corporation

(3) Title of Securities: SWX 4.875 10/01/43, C#844895AW2

(4) Date of First Offering: 10/01/13

(5) Amount of Total Offering: $250,000,000

(6) Unit Price of Offering: $99.922

Comparable Securities
1) Piedmont Natural Gas Co., C#720186AG0
2) Commonwealth Edison, C#202795JB7
3) Southern Power, C#843646AJ9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 82 years

(9) Trade Date: 10/01/13

(10) Portfolio Assets on Trade Date: $542,515,835.09

(11) Price Paid per Unit: $99.922

(12) Total Price Paid by Portfolio:
310,000 bonds @ $99.922 = $309,758.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.922 = $9,992,200.00

1

(14) % of Portfolio Assets Applied to Purchase
0.057%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
82 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Wells Fargo Securities
Mitsubishi UFJ Securities

Co- Managers
BBVA Securities	Fifth Third Securities
BNP Paribas	Huntington Investment Company
Mizuho Securities	PNC Capital Markets

(2) Names of Issuers: NiSource Finance Corporation

(3) Title of Securities: NI 5.65 02/01/45, C#65473QBD4

(4) Date of First Offering: 10/03/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.341

Comparable Securities
1) Piedmont Natural Gas, C#720186AG0
2) Southern Power Company, C#843646AJ9
3) PPL Electric Utilities, C#69351UAR4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 101 years

(9) Trade Date: 10/03/13

(10) Portfolio Assets on Trade Date: $544,090,185.60

(11) Price Paid per Unit: $99.341

(12) Total Price Paid by Portfolio:
330,000 bonds @ $99.341 = $327,825.30

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.341 = $9,934,100.00

(14) % of Portfolio Assets Applied to Purchase
0.060%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
101 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co- Managers

(2) Names of Issuers: Berkshire Hathaway Finance Corporation

(3) Title of Securities: BRK 2.9 10/15/20, C#084664BZ3

(4) Date of First Offering: 10/08/13

(5) Amount of Total Offering: $550,000,000

(6) Unit Price of Offering: $99.805

Comparable Securities
1) UDR Inc., C#90265EAH3
2) AvalonBay Communities, C#05348EAS8
3) General Electric Capital Corp., C#36962G7C2

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.375%).

(8) Years of Issuer’s Operations: 174 years

(9) Trade Date: 10/08/13

(10) Portfolio Assets on Trade Date: $542,193,307.04

(11) Price Paid per Unit: $99.805

(12) Total Price Paid by Portfolio:
1,165,000 bonds @ $99.805 = $1,162,728.25

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.805 = $34,931,750.00

(14) % of Portfolio Assets Applied to Purchase 0.214%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
174 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management ___________________________	Date:	January 15, 2014 _________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan	Wells Fargo Securities
Jefferies	UBS Investment Bank

Co- Managers
BB&T Capital Markets	KeyBanc Capital Markets
Citigroup Global Markets	Regions Securities
Fifth Third Securities	US Bancorp

(2) Names of Issuers: Mid-America Apartments, L.P.

(3) Title of Securities: MAA 4.3 10/15/23, C#59523UAA5

(4) Date of First Offering: 10/08/13

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.047

Comparable Securities
1) Health Care REIT, C#42217KBC9
2) American International Group, C#02687ACY1
3) American Tower Corporation, C#03027XAD2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).

(8) Years of Issuer’s Operations: 19 years

(9) Trade Date: 10/08/13

(10) Portfolio Assets on Trade Date: $542,193,307.04

(11) Price Paid per Unit: $99.047

(12) Total Price Paid by Portfolio:
500,000 bonds @ $99.047 = $495,235.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.047 = $14,857,050.00

(14) % of Portfolio Assets Applied to Purchase
0.091%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
19 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Senior Co- Managers
ABN AMRO Securities	HSBC Securities
Barclays Capital Inc.	ING Financial Markets
Credit Suisse Securities	UniCredit Capital Markets
Deutsche Bank Securities	Wells Fargo Securities

Junior Co-Managers
Banca IMI S.p.A.	Lloyds Securities
BNP Paribas Securities	Loop Capital Markets
Cabrera Capital Markets	MFR Securities
Capital One Securities	Natixis Securities Americas
CIBC World Markets	Nomura Securities International
Drexel Hamilton	RBC Capital Markets
Fifth Third Securities	Samuel A. Ramirez & Co.
Toto Capital Markets	Sun Trust Robinson Humphrey
Guzman & Company	TD Securities
Kota Capital Securities	UBS Securities

(2) Names of Issuers: Citigroup Inc.

(3) Title of Securities: C 3.875 10/25/23, C#172967HD6

(4) Date of First Offering: 10/21/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.77

Comparable Securities
1) Health Care REIT, C#42217KBC9
2) RLI Corporation, C#749607AC1
3) American International Group, C#026874CY1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.425%).

(8) Years of Issuer’s Operations: 201 years

1

(9) Trade Date: 10/21/13

(10) Portfolio Assets on Trade Date: $544,732,588.98

(11) Price Paid per Unit: $99.77

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.77 = $334,229.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.77 = $9,977,000.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
201 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	J.P. Morgan
Goldman, Sachs & Co.	Morgan Stanley

Co- Managers
BofA Merrill Lynch	Scotia Capital
Fifth Third Securities	U.S. Bancorp
HSBC Securities	Wells Fargo
PNC Capital Markets	William Blair & Co.
Rabobank International

(2) Names of Issuers: Yum! Brands, Inc.

(3) Title of Securities: YUM 5.35 11/01/43, C#988498AK7

(4) Date of First Offering: 10/22/13

(5) Amount of Total Offering: $275,000,000

(6) Unit Price of Offering: $99.955

Comparable Securities
1) Philip Morris International, C#718172AW9
2) Ford Motor Company, C#345370CQ1
3) MDC Holdings, C#552676AQ1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8) Years of Issuer’s Operations: 16 years

(9) Trade Date: 10/22/13

(10) Portfolio Assets on Trade Date: $546,831,365.88

(11) Price Paid per Unit: $99.955

(12) Total Price Paid by Portfolio:
235,000 bonds @ $99.955 = $234,894.25

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.955 = $6,996,850.00

(14) % of Portfolio Assets Applied to Purchase
0.043%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
16 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.	RBS Securities
Morgan Stanley	Scotia Capital

Co-Managers
Barclays Bank	Banca IMI
Citigroup Global Market	CastleOak Securities
Credit Suisse	HSBC Securities
Deutsche Bank Securities	Santander
J.P. Morgan Securities	Loop Capital Markets
USB Capital Resources	Wells Fargo Securities

(2) Names of Issuers: Altria Group Inc.

(3) Title of Securities: MO 5 01/31/44, C#02209SAR4

(4) Date of First Offering: 10/28/13

(5) Amount of Total Offering: $1,800,000,000

(6) Unit Price of Offering: $99.574

Comparable Securities
1) Rogers Communications, C#775109AZ4
2) Philip Morris International, C#718172AW9
3) Ford Motor Company, C#345370CQ1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 28

(9) Trade Date: 10/28/13

(10) Portfolio Assets on Trade Date: $546,274,539.15

(11) Price Paid per Unit: $99.574

(12) Total Price Paid by Portfolio:
240,000 bonds @ $99.574 = $238,977.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.574 = $13,940,360,00

(14) % of Portfolio Assets Applied to Purchase
0.044%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
28 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan Securities
Credit Agricole Securities	Wells Fargo Securities

Co-Managers
BB&T Capital Markets	Citigroup Global Markets
BBVA Securities	SMBC Nikko

(2) Names of Issuers: Flowserve Corporation

(3) Title of Securities: FLS 4 11/15/23, C#34354PAD7

(4) Date of First Offering: 10/28/13

(5) Amount of Total Offering: $300,000,000

(6) Unit Price of Offering: $99.532

Comparable Securities
1) CSX Corporation, C#126408GZ0
2) Packaging Corporation of America, C#695156AQ2
3) Burlington Northern Santa Fe, C#12189LAQ4

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).

(8) Years of Issuer’s Operations: 16

(9) Trade Date: 10/28/13

(10) Portfolio Assets on Trade Date: $546,274,539.15

(11) Price Paid per Unit: $99.532

(12) Total Price Paid by Portfolio:
500,000 bonds @ $99.532 = $497,660.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.532 = $14,929,800.00

1

(14) % of Portfolio Assets Applied to Purchase
0.091%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
16 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.	RBS Securities
Morgan Stanley	Scotia Capital

Co-Managers
Barclays Bank	Banca IMI
Citigroup Global Market	CastleOak Securities
Credit Suisse	HSBC Securities
Deutsche Bank Securities	Loop Capital Markets
J.P. Morgan Securities	Santander
US Bancorp	Wells Fargo Securities

(2) Names of Issuers: Altria Group Inc.

(3) Title of Securities: MO 4 01/31/24, C#02209SAS2

(4) Date of First Offering: 10/28/13

(5) Amount of Total Offering: $1,400,000,000

(6) Unit Price of Offering: $99.378

Comparable Securities
1) The Procter & Gamble Co., C#742718EB1
2) Hershey Company, C#427866AT5
3) Pepsico, C#713448CG1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 28

(9) Trade Date: 10/28/13

(10) Portfolio Assets on Trade Date: $546,274,539.15

(11) Price Paid per Unit: $99.378

(12) Total Price Paid by Portfolio:
260,000 bonds @ $99.378 = $258,382.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.378 = $12,919,140.00

(14) % of Portfolio Assets Applied to Purchase
0.047%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
28 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	SunTrust Robinson Humphrey
HSBC Securities	Wells Fargo Securities
J. P. Morgan Securities

Co-Managers
BNY Mellon	PNC Capital Markets
Goldman Sachs & Co.	RBC Capital Markets

(2) Names of Issuers: Diamond Offshore Drilling, Inc.

(3) Title of Securities: DO 4.875 11/01/43 25271CAN2

(4) Date of First Offering: 10/31/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.844

Comparable Securities
1) Trans-Canada Pipelines, C#89352HAL3
2) Energy Transfer Partners, C#29273RAZ2
3) Cenovus Energy Inc., C#15135UAK5

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 20 years

(9) Trade Date: 10/31/13

(10) Portfolio Assets on Trade Date: $545,659,993.74

(11) Price Paid per Unit: $99.844

(12) Total Price Paid by Portfolio:
480,000 bonds @ $99.844= $479,251.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.844= $17,971,920.00

1

(14) % of Portfolio Assets Applied to Purchase
0.088%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
20 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan Securities
Citigroup Global Markets	Wells Fargo Securities

Co-Managers
BMO Capital Markets	BNY Mellon Capital Markets
HSBC Securities	Lloyds Securities
Mitsubishi UFJ Securities	RBS Securities
US Bancorp Investments	UBS Securities
Barclays Capital	The Williams Capital Group

(2) Names of Issuers: Liberty Mutual Group Inc.

(3) Title of Securities: LIBMUT 4.25 06/15/23 144A, C#53079EBE3 (TAP)

(4) Date of First Offering: 10/31/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.934

Comparable Securities
1) American International Group, C#026874CY1
2) MetLife, C#59156RBB3
3) Genworth Holdings, C#372491AA8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 101 years

(9) Trade Date: 10/31/13

(10) Portfolio Assets on Trade Date: $545,659,993.74

(11) Price Paid per Unit: $99.934

(12) Total Price Paid by Portfolio:
655,000 bonds @ $99.934= $665,161.42

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.934= $17,263,731.39

(14) % of Portfolio Assets Applied to Purchase
0.122%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
101 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
Banco Santander	PNC Capital Markets
Credit Suisse Securities	RBS Securities
Fifth Third Securities	Sumitomo Bank of New York
Mizuho Securities	U.S. Bancorp Investments

(2) Names of Issuers: Perrigo

(3) Title of Securities: PRGO 5.3 11/15/43 144A , C#714294AG0

(4) Date of First Offering: 11/05/13

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.582

Comparable Securities
1) Celgene, C#15102AL8
2) Baxter International, C#071813BG3
3) Pfizer, C#717081DE0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 126

(9) Trade Date: 11/05/13

(10) Portfolio Assets on Trade Date: $541,734,964.80

(11) Price Paid per Unit: $99.582

(12) Total Price Paid by Portfolio:
260,000 bonds @ $99.582= $258,913.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.582= $11,949,840.00

(14) % of Portfolio Assets Applied to Purchase
0.048%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
126 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mizuho Securities USA
Citigroup Global Markets	RBS Securities
J.P. Morgan	Wells Fargo Securities

Co-Managers
Bank of New York Mellon	Mitsubishi UFJ Securities
BMO Capital Markets	PNC Capital Markets
BNP Paribas	RBC Capital Markets
CIBC World Markets	Scotia Capital
Key Capital Markets	SMBC Nikko Securities
Lloyds Securities	US Bancorp Investments

(2) Names of Issuers: MidAmerican Energy Holdings Company

(3) Title of Securities: MIDAM 5.15 11/15/43 144A, C#59562VBC0

(4) Date of First Offering: 11/05/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.409

Comparable Securities
1) Interstate Power & Light, C#461070AK0
2) Commonwealth Edison, C#202795JB7
3) Southern Power Co., C#843646AJ9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8) Years of Issuer’s Operations: 14

(9) Trade Date: 11/05/13

(10) Portfolio Assets on Trade Date: $541,734,964.80

(11) Price Paid per Unit: $99.409

(12) Total Price Paid by Portfolio: 675,000 bonds @ $99.409= $671,010.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.409 = $19,881,800.00

(14) % of Portfolio Assets Applied to Purchase
0.124%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
14 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
Banco Santander	PNC Capital Markets
Credit Suisse Securities	RBS Securities
Fifth Third Securities	Sumitomo Bank of New York
Mizuho Securities	U.S. Bancorp Investments

(2) Names of Issuers: Perrigo

(3) Title of Securities: PRGO 2.3 11/08/18 144A, C#714294AE5

(4) Date of First Offering: 11/05/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.859

Comparable Securities
1) Celgene Corportion, C#151020AK0
2) Baxter International, C#071813BJ7
3) Pfizer, C#717081DG5

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer’s Operations: 126

(9) Trade Date: 11/05/13

(10) Portfolio Assets on Trade Date: $541,734,964.80

(11) Price Paid per Unit: $99.859

(12) Total Price Paid by Portfolio:
555,000 bonds @ $99.859= $554,217.45

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
29,000,000 bonds @ $99.859 = $28,959,110.00

(14) % of Portfolio Assets Applied to Purchase
0.102%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
126 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
Banco Santander	PNC Capital Markets
Credit Suisse Securities	RBS Securities
Fifth Third Securities	Sumitomo Bank of New York
Mizuho Securities	U.S. Bancorp Investments

(2) Names of Issuers: Perrigo

(3) Title of Securities: PRGO 4 11/15/23 144A, C#714294AC9

(4) Date of First Offering: 11/05/13

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $99.583

Comparable Securities
1) Celgene, C#15102AJ3
2) Baxter International, C#071813BL2
3) Pfizer, C#717081DH3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 126

(9) Trade Date: 11/05/13

(10) Portfolio Assets on Trade Date: $541,734,964.80

(11) Price Paid per Unit: $99.583

(12) Total Price Paid by Portfolio:
525,000 bonds @ $99.583= $522,810.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.583= $24,895,750.00

(14) % of Portfolio Assets Applied to Purchase
0.097%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
126 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
Banco Santander	PNC Capital Markets
Credit Suisse Securities	RBS Securities
Fifth Third Securities	Sumitomo Bank of New York
Mizuho Securities	U.S. Bancorp Investments

(2) Names of Issuers: New Perrigo

(3) Title of Securities: PRGO 1.3 11/08/16, C#714294AA3

(4) Date of First Offering: 11/05/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.897

Comparable Securities
1) Baxter International, C#071813BH1
2) Pfizer, Inc., C#717081DD2
3) GlaxoSmithKline, C#377372AG2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer’s Operations: 126

(9) Trade Date: 11/05/13

(10) Portfolio Assets on Trade Date: $541,734,964.80

(11) Price Paid per Unit: $99.897

(12) Total Price Paid by Portfolio:
555,000 bonds @ $99.897= $554,428.35

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
36,000,000 bonds @ $99.897 = $35,962,920.00

(14) % of Portfolio Assets Applied to Purchase
0.102%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
126 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	RBC Capital Markets
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
BNY Mellon Capital Markets	Ramirez & Co.
De La Rosa & Co.	Siebert Capital Markets
Mitsubishi UFJ Securities	TD Securities

(2) Names of Issuers: Pacific Gas and Electric Company

(3) Title of Securities: PCG 5.125 11/15/43 694308HF7

(4) Date of First Offering: 11/06/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.847

Comparable Securities
1) Commonwealth Edison, C#202795JB7
2) Southern Power Co., C#843646AJ9
3) Pacific Gas & Electric, C#694308HD2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 108 years

(9) Trade Date: 11/06/13

(10) Portfolio Assets on Trade Date: $542,123,642.11

(11) Price Paid per Unit: $99.847

(12) Total Price Paid by Portfolio:
815,000 bonds @ $99.847= $813,753.05

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.847= $24,961,750.00

(14) % of Portfolio Assets Applied to Purchase
0.150%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
108 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BMO Capital Markets	Morgan Stanley
BNP Paribas Securities	Santander
Goldman, Sachs & Co.	U.S. Bancorp
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Barclays Capital	Scotia Capital Inc.
CIBC World Markets

(2) Names of Issuers: Mosaic Company

(3) Title of Securities: MOS 5.45 11/15/33, C#61945CAD5

(4) Date of First Offering: 11/07/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.626

Comparable Securities
1) Burlington Northern Santa Fe, C#12189LAP6
2) LYB International Finance B.V., C#50247VAB5
3) Agrium Inc., C#008916AM0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 9 years

(9) Trade Date: 11/07/13

(10) Portfolio Assets on Trade Date: $542,809,925.53

(11) Price Paid per Unit: $99.626

(12) Total Price Paid by Portfolio:
210,000 bonds @ $99.626= $209,214.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.626= $9,962,600.00

(14) % of Portfolio Assets Applied to Purchase
0.039%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
9 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	UBS Investment Bank
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
Credit Agricole Securities	UniCredit Capital Markets
ING Financial Markets	The Williams Capital Group
Lloyds Securities	Cabrera Capital Markets
Nomura Securities	C.L. King & Associates
PNC Capital Markets	Drexel Hamilton
Santander Investment Securities	Lebenthal & Co.
SG Americas Securities	Muriel Siebert & Co.
Standard Chartered Bank

(2) Names of Issuers: MetLife, Inc.

(3) Title of Securities: MET 4.875 11/13/43, C#59156RBG2

(4) Date of First Offering: 11/07/13

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.376

Comparable Securities
1) JPMorgan Chase & Co., C#46625HJM3
2) Aon, C#00185AAC8
3) Health Care REIT, C#42217KBB1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 145 years

(9) Trade Date: 11/07/13

(10) Portfolio Assets on Trade Date: $542,809,925.53

(11) Price Paid per Unit: $99.376

(12) Total Price Paid by Portfolio: 650,000 bonds @ $99.376= $645,944.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.376= $24,844,000

(14) % of Portfolio Assets Applied to Purchase
0.119%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
145 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BMO Capital Markets	Morgan Stanley
BNP Paribas Securities	Santander
Goldman, Sachs & Co.	U.S. Bancorp
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Barclays Capital	Scotia Capital Inc.
CIBC World Markets

(2) Names of Issuers: Mosaic Company

(3) Title of Securities: MOS 5.625 11/15/43, C#61945CAE3

(4) Date of First Offering: 11/07/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.913

Comparable Securities
1) Burlington Northern Santa Fe, C#12189LAP6
2) LYB International Finance B.V., C#50247VAB5
3) Agrium Inc., C#008916AM0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 9 years

(9) Trade Date: 11/07/13

(10) Portfolio Assets on Trade Date: $542,809,925.53

(11) Price Paid per Unit: $99.913

(12) Total Price Paid by Portfolio:
235,000 bonds @ $99.913= $234,795.55

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $99.913= $10,990,430.00

(14) % of Portfolio Assets Applied to Purchase
0.043%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
9 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Deutsche Bank Securities	HSBC
Morgan Stanley	RBC Capital Markets
RBS	Standard Chartered Bank
BMO Capital Markets	TD Securities
Citigroup	Wells Fargo Securities

(2) Names of Issuers: Thomson Reuters Corporation

(3) Title of Securities: TRICN 5.65 11/23/43, C#884903BP9

(4) Date of First Offering: 11/14/13

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $98.046

Comparable Securities
1) Apple Inc., C#037833AL4
2) Intel Corporation, C#458140AP5
3) Rogers Communications, C#775109AZ4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 5 years

(9) Trade Date: 11/14/13

(10) Portfolio Assets on Trade Date: $540,969,800.30

(11) Price Paid per Unit: $98.046

(12) Total Price Paid by Portfolio:
300,000 bonds @ $98.046= $294,138.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.046 = $14,706,900.00

(14) % of Portfolio Assets Applied to Purchase
0.054%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
5 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Deutsche Bank Securities	HSBC
Morgan Stanley	RBC Capital Markets
RBS	Standard Chartered Bank
BMO Capital Markets	TD Securities
Citigroup	Wells Fargo Securities

(2) Names of Issuers: Thomson Reuters Corporation

(3) Title of Securities: TRICN 4.3 11/23/23, C#884903BQ7

(4) Date of First Offering: 11/14/13

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.381

Comparable Securities
1) Altera Corporation, C#021441AF7
2) IBM Corporation, C#459200HP9
3) Moody’s Corporation, C#615369AC9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer’s Operations: 5 years

(9) Trade Date: 11/14/13

(10) Portfolio Assets on Trade Date: $540,969,800.30

(11) Price Paid per Unit: $99.381

(12) Total Price Paid by Portfolio:
330,000 bonds @ $99.381= $327,957.30

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.381= $12,919,530.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
5 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Deutsche Bank Securities	HSBC
Morgan Stanley	RBC Capital Markets
RBS	Standard Chartered Bank
BMO Capital Markets	TD Securities
Citigroup	Wells Fargo Securities

(2) Names of Issuers: Thomson Reuters Corporation

(3) Title of Securities: TRICN 1.3 02/23/17, C#884903BN4

(4) Date of First Offering: 11/14/13

(5) Amount of Total Offering: $550,000,000

(6) Unit Price of Offering: $99.528

Comparable Securities
1) Apple Inc., C#037833AJ9
2) IBM Corporation, C#459200HK0
3) Texas Instruments Inc., C#882508AV6

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer’s Operations: 5 years

(9) Trade Date: 11/14/13

(10) Portfolio Assets on Trade Date: $540,969,800.30

(11) Price Paid per Unit: $99.528

(12) Total Price Paid by Portfolio:
500,000 bonds @ $99.528= $497,640.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.528= $23,886,720.00

(14) % of Portfolio Assets Applied to Purchase
0.092%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
5 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	J.P. Morgan
Deutsche Bank

Co-Managers
Citigroup Global Markets	BNY Mellon Capital Markets
Goldman, Sachs & Co.	Credit Agricole Securities
HSBC Securities	ING Financial Markets
Lloyds Securities	BNP Paribas Securities
Morgan Stanley	Commerz Markets
RBS Securities	Wells Fargo Securities

(2) Names of Issuers: XLIT Ltd.

(3) Title of Securities: XL 5.25 12/15/43, C#98420EAB1

(4) Date of First Offering: 11/18/13

(5) Amount of Total Offering: $300,000,000

(6) Unit Price of Offering: $99.77

Comparable Securities
1) JPMorgan Chase & Co., C#46625HJM3
2) Prudential Financial, C#74432QBY0
3) Aon PLC, C#00185AAC8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 27 years

(9) Trade Date: 11/18/13

(10) Portfolio Assets on Trade Date: $542,205,575.75

(11) Price Paid per Unit: $99.77

(12) Total Price Paid by Portfolio:
235,000 bonds @ $99.77= $234,459.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.77 = $6,983,900.00

(14) % of Portfolio Assets Applied to Purchase
0.043%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
27 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
Jefferies	US Bancorp

Co-Managers
RBC Capital Markets	Regions Securities
SunTrust Robinson Humphrey	Scotiabank
BB&T Capital Markets

(2) Names of Issuers: Tanger Properties

(3) Title of Securities: SKT 3.875 12/01/23, C#875484AG2

(4) Date of First Offering: 11/18/13

(5) Amount of Total Offering: $250,000,000

(6) Unit Price of Offering: $98.36

Comparable Securities
1) HCP Inc., C#40414LAJ8
2) Health Care REIT, C#42217KBC9
3) DDR Corp., C#23317HAB8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 32 years

(9) Trade Date: 11/18/13

(10) Portfolio Assets on Trade Date: $542,205,575.75

(11) Price Paid per Unit: $98.36

(12) Total Price Paid by Portfolio:
335,000 bonds @ $98.36= $329,506.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $98.36 = $9,836,000.00

1

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
32 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
Goldman, Sachs & Co.	UBS Investment Bank
RBC Capital Markets

Co-Managers

(2) Names of Issuers: Sempra Energy

(3) Title of Securities: SRE 4.05 12/01/23, C#816851AU3

(4) Date of First Offering: 11/19/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.665

Comparable Securities
1) Black Hills Corporation, C#092113AH2
2) Duke Energy Corporation, C#26441CAL9
3) DTE Electric, C#23338VAB2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 15 years

(9) Trade Date: 11/19/13

(10) Portfolio Assets on Trade Date: $541,167,531.91

(11) Price Paid per Unit: $99.665

(12) Total Price Paid by Portfolio:
315,000 bonds @ $99.665 = $313,944.75

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.665 = $9,966,500.00

1

(14) % of Portfolio Assets Applied to Purchase
0.058%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
15 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO ________________________________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of New York	J.P. Morgan Securities
BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
Guggenheim Securities	SMBC Nikko Securities Americas
Mitsubishi UFJ Securities	PNC Capital Markets
RBC Capital Markets	Santander Investment Securities
RBS Securities	BB&T Capital Markets
SunTrust Robinson Humphrey	TD Securities
U.S. Bancorp Investments	Capital One Securities
Fifth Third Securities	Regions Securities
KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2) Names of Issuers: CVS Caremark Corporation

(3) Title of Securities: CVS 5.3 12/05/2043, C#126650CD0

(4) Date of First Offering: 12/02/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.806

Comparable Securities
1) Philip Morris Intl., C#718172BD0
2) Diageo Capital, C#2523YAV1
3) Philip Morris Intl., C#718172AW9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 6 years

(9) Trade Date: 12/02/13

(10) Portfolio Assets on Trade Date: $539,022,310.06

1

(11) Price Paid per Unit: $99.806

(12) Total Price Paid by Portfolio:
195,000 bonds @ $99.806= $194,621.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.806= $13,972,840.00

(14) % of Portfolio Assets Applied to Purchase
0.036%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
6 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management _________________________	Date:	January 15, 2014 __________________________________
Name of Investment Adviser Firm

Name: Mai S. Shiver ________________________________________________
Title: Director of Business Risk/CCO______________________________

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Bank of New York	J.P. Morgan Securities
BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
Guggenheim Securities	SMBC Nikko Securities Americas
Mitsubishi UFJ Securities	PNC Capital Markets
RBC Capital Markets	Santander Investment Securities
RBS Securities	BB&T Capital Markets
SunTrust Robinson Humphrey	TD Securities
U.S. Bancorp Investments	Capital One Securities
Fifth Third Securities	Regions Securities
KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2) Names of Issuers: CVS Caremark Corporation

(3) Title of Securities: CVS 4 12/05/2023, C#126650CC2

(4) Date of First Offering: 12/02/13

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.560

Comparable Securities
1) Philip Morris Intl, C#718172BE8
2) Coca-Cola Co., C#191216BE9
3) Procter & Gamble, C#742718EB1

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 6 years

(9) Trade Date: 12/02/13

(10) Portfolio Assets on Trade Date: $539,022,310.06

(11) Price Paid per Unit: $99.560

1

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.560= $333,526.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.560= $9,956,000.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
6 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Bank of New York	J.P. Morgan Securities
BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
Guggenheim Securities	SMBC Nikko Securities Americas
Mitsubishi UFJ Securities	PNC Capital Markets
RBC Capital Markets	Santander Investment Securities
RBS Securities	BB&T Capital Markets
SunTrust Robinson Humphrey	TD Securities
U.S. Bancorp Investments	Capital One Securities
Fifth Third Securities	Regions Securities
KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2) Names of Issuers: CVS Caremark Corporation

(3) Title of Securities: CVS 2.25 12/05/18, C#126650CB4

(4) Date of First Offering: 12/02/13

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.887

Comparable Securities
1) Philip Morris Intl, C#718172BF5
2) Coca-Cola Co., C#191216BF6
3) Unilever Capital Corporation, C#904764AQ0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8) Years of Issuer’s Operations: 6 years

(9) Trade Date: 12/02/13

(10) Portfolio Assets on Trade Date: $539,022,310.06

(11) Price Paid per Unit: $99.887

1

(12) Total Price Paid by Portfolio:
500,000 bonds @ $99.887= $499,435.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.887= $26,969,490.00

(14) % of Portfolio Assets Applied to Purchase
0.093%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
6 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	J.P. Morgan Securities
HSBC Securities	Wells Fargo Securities

Co-Managers
CAVU Securities	Ramirez & Co.
Lebenthal Capital Markets	The Williams Capital Group

(2) Names of Issuers: Microsoft Corporation

(3) Title of Securities: MSFT 3.625 12/15/23, C#594918AW4

(4) Date of First Offering: 12/03/13

(5) Amount of Total Offering: $1,500,000,000

(6) Unit Price of Offering: $99.508

Comparable Securities
1) Altera Corporation, C#021441AF7
2) IBM, C#459200HP9
3) Motorola Solutions, C#620076BC2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer’s Operations: 38 years

(9) Trade Date: 12/03/13

(10) Portfolio Assets on Trade Date: $539,479,036.64

(11) Price Paid per Unit: $99.508

(12) Total Price Paid by Portfolio:
1,340,000 bonds @ $99.508 = $1,333,407.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.508 = $39,803,200.00

1

(14) % of Portfolio Assets Applied to Purchase
0.247%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
38 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	J.P. Morgan Securities
HSBC Securities	Wells Fargo Securities

Co-Managers
CAVU Securities	Ramirez & Co.
Lebenthal Capital Markets	The Williams Capital Group

(2) Names of Issuers: Microsoft Corporation

(3) Title of Securities: MSFT 4.875 12/15/43, C#594918AX2

(4) Date of First Offering: 12/03/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.654

Comparable Securities
1) Apple Inc. C#037833AL4
2) Rogers Communications, C#775109AZ4
3) Phillip Morris Intl., C#718172BD0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 38 years

(9) Trade Date: 12/03/13

(10) Portfolio Assets on Trade Date: $539,479,036.64

(11) Price Paid per Unit: $99.654

(12) Total Price Paid by Portfolio:
355,000 bonds @ $99.654 = $353,771.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.654 = $13,951,560.00

1

(14) % of Portfolio Assets Applied to Purchase
0.066%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
38 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Wells Fargo Securities	J.P. Morgan
Citigroup

Co-Managers
Deutsche Bank Securities	Regions Securities
PNC Capital Markets	SunTrust Robinson Humphrey
RBC Capital Markets	TD Securities
BBVA Securities	U.S. Bancorp Investments
Capital One Securities

(2) Names of Issuers: Federal Realty Investment Trust

(3) Title of Securities: FRT 3.95 01/15/24, C#313747AU1

(4) Date of First Offering: 12/04/13

(5) Amount of Total Offering: $300,000,000

(6) Unit Price of Offering: $99.018

Comparable Securities
1) Fifth Third Bancorp, C#316773CP3
2) HCP, C#40414LAJ8
3) Health Care REIT, C#42217KBC9

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 51 years

(9) Trade Date: 12/04/13

(10) Portfolio Assets on Trade Date: $537,680,931.37

(11) Price Paid per Unit: $99.018

(12) Total Price Paid by Portfolio:
655,000 bonds @ $99.018 = $648,567.90

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.018 = $19,803,600.00

(14) % of Portfolio Assets Applied to Purchase
0.121%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
51 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan	Wells Fargo

Co-Managers
Mitsubishi UFJ Securities	Commerz Markets
RBS Securities	Fifth Third Securities
TD Securities (USA)	HSBC Securities (USA)
BMO Capital Markets	U.S. Bancorp
BNY Mellon Capital Markets

(2) Names of Issuers: Crane Co.

(3) Title of Securities: CR 2.75 12/15/18, C#224399AS4

(4) Date of First Offering: 12/10/13

(5) Amount of Total Offering: $250,000,000

(6) Unit Price of Offering: $99.986

Comparable Securities
1) Tyco Electronics Group, C#902133AN7
2) Caterpillar Financial, C#14912L5T4
3) Altera Corporation, C#021441AE0

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8) Years of Issuer’s Operations: 158 years

(9) Trade Date: 12/10/13

(10) Portfolio Assets on Trade Date: $539,388,459.65

(11) Price Paid per Unit: $99.986

(12) Total Price Paid by Portfolio:
235,000 bonds @ $99.986 = $234,967.10

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $99.986 = $10,998,460.00

(14) % of Portfolio Assets Applied to Purchase
0.044%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
158 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan	Wells Fargo

Co-Managers
Mitsubishi UFJ Securities	Commerz Markets
RBS Securities	Fifth Third Securities
TD Securities (USA)	HSBC Securities (USA)
BMO Capital Markets	U.S. Bancorp
BNY Mellon Capital Markets

(2) Names of Issuers: Crane Co.

(3) Title of Securities: CR 4.45 12/15/23, C#224399AR6

(4) Date of First Offering: 12/10/13

(5) Amount of Total Offering: $300,000,000

(6) Unit Price of Offering: $99.992

Comparable Securities
1) Caterpillar Financial, C#14912L5X5
2) CSX Corporation, C#126408GZ0
3) Burlington Northern Santa Fe, C#12189LAQ4

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations: 158 years

(9) Trade Date: 12/10/13

(10) Portfolio Assets on Trade Date: $539,388,459.65

(11) Price Paid per Unit: $99.992

(12) Total Price Paid by Portfolio:
295,000 bonds @ $99.992 = $294,976.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.992 = $9,999,200.00

(14) % of Portfolio Assets Applied to Purchase
0.055%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
158 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	Goldman, Sachs & Co.
Citigroup Global Markets	Morgan Stanley
Credit Suisse	Wells Fargo Securities

Co-Managers
BofA Merrill Lynch	UBS Securities
J.P. Morgan	Bank of Nova Scotia
Mitsubishi UFJ Securities	BMO Capital Markets
RBC Capital Markets	CIBC
RBS Securities	US Bancorp

(2) Names of Issuers: Devon Energy Corporation

(3) Title of Securities: DVN 1.2 12/15/16, C#25179MAS2

(4) Date of First Offering: 12/11/13

(5) Amount of Total Offering: $650,000,000

(6) Unit Price of Offering: $99.901

Comparable Securities
1) Shell International Finance, C#822582AZ5
2) Total Capital International, C#89153VAF6
3) Petrobras Global Finance, C#71647NAC3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8) Years of Issuer’s Operations: 42 years

(9) Trade Date: 12/11/13

(10) Portfolio Assets on Trade Date: $538,371,393.57

(11) Price Paid per Unit: $99.901

(12) Total Price Paid by Portfolio:
835,000 bonds @ $99.901 = $834,173.35

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.901 = $9,990,100.00

(14) % of Portfolio Assets Applied to Purchase
0.155%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
42 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclarys	Morgan Stanley
Goldman, Sachs & Co.	UBS Securities

Co-Managers
Citigroup Global Markets	Wells Fargo Securities
Credit Suisse	BMO Capital Markets
Mitsubishi UFJ Securities	CIBC World Markets
RBC Capital Markets	Scotia Capital
RBS Securities	U.S. Bancorp Investments

(2) Names of Issuers: Devon Energy Corporation

(3) Title of Securities: DVN 2.25 12/15/18, C#25179MAT0

(4) Date of First Offering: 12/11/13

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.827

Comparable Securities
1) Shell International Finance, C#822582BA9
2) BP Capital Markets, C#05565QCG1
3) Statoil ASA, C#85771PAR3

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8) Years of Issuer’s Operations: 42 years

(9) Trade Date: 12/11/13

(10) Portfolio Assets on Trade Date: $538,371,393.57

(11) Price Paid per Unit: $99.827

(12) Total Price Paid by Portfolio:
840,000 bonds @ $99.827 = $838,546.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.827 = $39,930,800.00

(14) % of Portfolio Assets Applied to Purchase
0.156%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
42 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Credit Suisse Securities	Morgan Stanley & Co.
J.P. Morgan Securities	RBS Securities

Co-Managers
BMO Capital Markets	Danske Markets
BNY Mellon Capital	Mischler Financial Group
Capital One Securities	RBC Capital Markets
CIBC World Markets	TD Securities
Citigroup	Wells Fargo Securities

(2) Names of Issuers: The Royal Bank of Scotland Group plc

(3) Title of Securities: RBS 6 12/19/23, C#780097AZ4

(4) Date of First Offering: 12/16/13

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.098

Comparable Securities
1) Valley National Bancorp, C#919794AB3
2) American Tower Corporation, C#03027XAD2
3) EPR Properties, C#26884UAA7

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8) Years of Issuer’s Operations: 286 years

(9) Trade Date: 12/16/13

(10) Portfolio Assets on Trade Date: $537,129,938.94

(11) Price Paid per Unit: $99.098

(12) Total Price Paid by Portfolio:
2,215,000 bonds @ $99.098 = $2,195,020.70

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.098 = $49,549,000.00

(14) % of Portfolio Assets Applied to Purchase
0.409%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
286 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	U.S. Bancorp
Citigroup	Wells Fargo Securities
RBS Securities

Co-Managers
BNY Mellon Capital Markets	PNC Capital Markets
Fifth Third Securities	CastleOak Securities
Mitsubishi UFJ Securities	The Williams Capital Group
RBC Capital Markets

(2) Names of Issuers: The Kroger Company

(3) Title of Securities: KR 1.2 10/1716, C#501044CU3

(4) Date of First Offering: 12/16/13

(5) Amount of Total Offering: $300,000,000

(6) Unit Price of Offering: $99.937

Comparable Securities
1) Diageo Capital, C#25243YAS8
2) Coca-Cola Co., C#191216BD1
3) Ford Motor Credit, C#345397WJ8

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8) Years of Issuer’s Operations: 130 years

(9) Trade Date: 12/16/13

(10) Portfolio Assets on Trade Date: $537,129,939

(11) Price Paid per Unit: $99.937

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.937 = $334,788.95

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.937 = $14,990,550.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
130 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	U.S. Bancorp
Citigroup	Wells Fargo Securities
RBS Securities

Co-Managers
BNY Mellon Capital Markets	PNC Capital Markets
Fifth Third Securities	CastleOak Securities
Mitsubishi UFJ Securities	The Williams Capital Group
RBC Capital Markets

(2) Names of Issuers: The Kroger Company

(3) Title of Securities: KR 2.3 01/15/19, C#501044CW9

(4) Date of First Offering: 12/16/13

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.852

Comparable Securities
1) Philip Morris International, C#718172BF5
2) Coca-Cola Co., C#191216BF6
3) Pepsico Inc., C#7131448CK2

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8) Years of Issuer’s Operations: 130 years

(9) Trade Date: 12/16/13

(10) Portfolio Assets on Trade Date: $537,129,938.94

(11) Price Paid per Unit: $99.852

(12) Total Price Paid by Portfolio:
500,000 bonds @ $99.852 = $499,260.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.852 = $14,977,800.00

(14) % of Portfolio Assets Applied to Purchase
0.093%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
130 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc,	JP Morgan Securities

Co Manager:	HSBC Securities,
Wells Fargo & Co,	KeyBanc Capital Markets,
Mitsubishi UFJ Securities USA,	Mizuho Securities USA Inc,
RBS Securities Corp,	US Bancorp,
Williams Capital Group LP

(2) Names of Issuers: L BRANDS INC 5.625%

(3) Title of Securities: LTD 5.625%

(4) Cusip: 501797AJ3

(5) Date of First Offering: 10/10/2013

(6) Amount of Total Offering: 500,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 0.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 10/10/2013

(11) Portfolio Assets on Trade Date: $697,847,996

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,200,000 bonds @ $100 = $1,200,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.172%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
RBC Capital Markets,	Wells Fargo Securities LLC

(2) Names of Issuers: GRAY TELEVISION INC 7.5%

(3) Title of Securities: GTN 7.5%

(4) Cusip: 389375AH9

(5) Date of First Offering: 10/15/2013

(6) Amount of Total Offering: 375,000,000

(7) Unit Price of Offering: 102.125

(8) Underwriting Spread or Commission: 1.625%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 10/15/2013

(11) Portfolio Assets on Trade Date: $698,217,290

(12) Price Paid per Unit: 102.125

(13) Total Price Paid by Portfolio: 1,225,000 bonds @ $102.125 = $1,251,031.25

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $102.125 = $4,085,000

(15) % of Portfolio Assets Applied to Purchase
0.179%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Bank of America Merrill Lynch,	JP Morgan, Wells Fargo & Co

Co Manager:
BMO Capital Markets Corp,	Capital One Southcoast Inc,
Fifth Third Securities Inc,	PNC Capital Markets,
SunTrust Robinson Humphrey,	US Bancorp Investments Inc

(2) Names of Issuers: FERRELLGAS LP 6.75%

(3) Title of Securities: FGP 6.75%

(4) Cusip: 315292AN2

(5) Date of First Offering: 10/21/2013

(6) Amount of Total Offering: 325,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 10/21/2013

(11) Portfolio Assets on Trade Date: $678,032,471

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,180,000 bonds @ $100 = $1,180,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.174%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Bank of America Merrill Lynch,	Barclays Bank PLC (US),
Citigroup Global Markets Inc,	JP Morgan Securities,
Morgan Stanley,	RBC Capital Markets,
RBS Securities Corp,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

Co Manager:
Credit Suisse Securities USA LLC,	Mitsubishi UFJ Securities USA Inc

(2) Names of Issuers: CRESTWOOD MIDSTREAM PART 6.125%

(3) Title of Securities: CMLP 6.125%

(4) Cusip: 226373AG3

(5) Date of First Offering: 10/22/2013

(6) Amount of Total Offering: 600,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 10/22/2013

(11) Portfolio Assets on Trade Date: $677,601,616

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 365,000 bonds @ $100 = $365,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000

(15) % of Portfolio Assets Applied to Purchase
0.054%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Goldman Sachs & Co,	JP Morgan Securities

Co Manager:
Citigroup Global Markets Inc,	Morgan Stanley,
Samuel Ramirez & Co Inc,	Wells Fargo Securities LLC

(2) Names of Issuers: USG CORP 5.875%

(3) Title of Securities: USG 5.875%

(4) Cusip: 903293BC1

(5) Date of First Offering: 10/28/2013

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.25%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 10/28/2013

(11) Portfolio Assets on Trade Date: $680,114,961

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 580,000 bonds @ $100 = $580,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.0853%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Bank of America Merrill Lynch,	Barclays Capital,
Citigroup Global Markets Inc,	Credit Suisse,
Deutsche Bank Securities Inc,	Goldman Sachs & Co,
HSBC Securities,	KKR Capital Markets LLC,
Wells Fargo & Co

(2) Names of Issuers: FIRST DATA CORPORATION 11.75%

(3) Title of Securities: FDC 11.75%

(4) Cusip: 319963BK9

(5) Date of First Offering: 5/15/2013 (original date) (Add-on date: 10/30/2013)

(6) Amount of Total Offering: 1,750,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.0%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/15/2013 (original date) (Add-on date: 10/30/2013)

(11) Portfolio Assets on Trade Date: $680,642,614

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 900,000 bonds @ $100 = $900,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.132%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Barclays,	Citi,
JP Morgan,	RBS,
Royal Bank of Canada,	Swiss Credit Bank,
UBS,	Wells Fargo Securities LLC

Co Manager:
DNB Markets,	Mitsubishi UFJ Securities USA,
Natixis Securities North Ameri,	Scotia Capital USA Inc,
SunTrust Robinson Humphrey

(2) Names of Issuers: KINDER MORGAN INC 5%

(3) Title of Securities: KMI 5%

(4) Cusip: 49456BAA9

(5) Date of First Offering: 10/31/2013

(6) Amount of Total Offering: 750,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 0.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 10/31/2013

(11) Portfolio Assets on Trade Date: $680,600,256

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 830,000 bonds @ $100 = $830,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000

(15) % of Portfolio Assets Applied to Purchase
0.122%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Bank of America Merrill Lynch,	JP Morgan Securities,
Mitsubishi UFJ Securities USA,	Wells Fargo Securities LLC

Co Manager:
Citigroup Global Markets Inc,	Comerica Securities,
Evercore Partners Inc,	Fifth Third Securities Inc,
ING Bank NV/United States,	Loop Capital Markets LLC,
Morgan Stanley,	PNC Capital Markets,
TD Securities,	US Bancorp,
Wedbush Securities

(2) Names of Issuers: RR DONNELLEY & SONS CO 6.5%

(3) Title of Securities: RRD 6.5%

(4) Cusip: 257867BA8

(5) Date of First Offering: 11/6/2013

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.485%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 11/6/2013

(11) Portfolio Assets on Trade Date: $679,455,100

1

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 560,000 bonds @ $100 = $560,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0824%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Barclays Capital,	Credit Suisse Securities USA LLC,
Goldman Sachs & Co,	JP Morgan Securities,
Nomura Securities International,	Rabo Securities USA Inc,
SunTrust Robinson Humphrey,	Wells Fargo Securities LLC

(2) Names of Issuers: POST HOLDINGS INC 6.75%

(3) Title of Securities: POST 6.75%

(4) Cusip: 737446AE4

(5) Date of First Offering: 11/13/2013

(6) Amount of Total Offering: 525,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 11/13/2013

(11) Portfolio Assets on Trade Date: $675,505,698

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 285,000 bonds @ $100 = $285,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.042%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Bank of America Merrill Lynch,	Wells Fargo Securities LLC

Co Manager:
Barclays Capital,	Fifth Third Securities Inc,
Goldman Sachs & Co,	HSBC Securities,
Huntington Investment Co/The,	JP Morgan Securities,
RBS Securities Corp

(2) Names of Issuers: WESCO DISTRIBUTION INC 5.375%

(3) Title of Securities: WCC 5.375%

(4) Cusip: 95081QAJ3

(5) Date of First Offering: 11/21/2013

(6) Amount of Total Offering: 500,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 11/21/2013

(11) Portfolio Assets on Trade Date: $677,878,422

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 625,000 bonds @ $100 = $625,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.092%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Bank of America Merrill Lynch,	Barclays Capital,
JP Morgan Securities,	RBC Capital Markets

Co Manager:
Deutsche Bank Securities Inc,	Goldman Sachs & Co,
Wells Fargo Securities LLC

(2) Names of Issuers: CALUMET SPECIALTY PROD 7.625%

(3) Title of Securities: CLMT 7.625%

(4) Cusip: 131477AK7

(5) Date of First Offering: 11/21/2013

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 98.494

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 11/21/2013

(11) Portfolio Assets on Trade Date: $677,878,422

(12) Price Paid per Unit: 98.494

(13) Total Price Paid by Portfolio: 325,000 bonds @ $98.494 = $320,105.50

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $98.494 = $492,470

(15) % of Portfolio Assets Applied to Purchase
0.047%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
JP Morgan Securities,	Merrill Lynch Pierce Fenner & Smith,
RBC Capital Markets,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

Co Manager:
BBVA Securities Inc,	BNP Paribas Securities Corp,
Fifth Third Securities Inc,	HSBC Securities,
Mitsubishi UFJ Securities USA Inc,	Mizuho Securities USA Inc,
Santander Investment Securities

(2) Names of Issuers: NCR ESCROW CORP 5.875%

(3) Title of Securities: NCR 5.875%

(4) Cusip: 628865AA5

(5) Date of First Offering: 12/5/2013

(6) Amount of Total Offering: 400,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.25%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 12/5/2013

(11) Portfolio Assets on Trade Date: $678,361,899

(12) Price Paid per Unit: 100

1

(13) Total Price Paid by Portfolio: 280,000 bonds @ $100 = $280,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0413%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
JP Morgan Securities,	Merrill Lynch Pierce Fenner & Smith,
RBC Capital Markets,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

Co Manager:
BBVA Securities Inc,	BNP Paribas Securities Corp,
Fifth Third Securities Inc,	HSBC Securities,
Mitsubishi UFJ Securities USA Inc,	Mizuho Securities USA Inc,
Santander Investment Securities

(2) Names of Issuers: NCR ESCROW CORP 6.375%

(3) Title of Securities: NCR 6.375%

(4) Cusip: 628865AC1

(5) Date of First Offering: 12/5/2013

(6) Amount of Total Offering: 700,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.25%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 12/5/2013

(11) Portfolio Assets on Trade Date: $678,361,899

(12) Price Paid per Unit: 100

1

(13) Total Price Paid by Portfolio: 280,000 bonds @ $100 = $280,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0413%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
CIBC Bank,	Citigroup Global Markets Inc,
Goldman Sachs & Co,	JP Morgan,
Wells Fargo Securities LLC

Co Manager:
BB&T Capital Markets,	BBVA Securities Inc,
Mitsubishi UFJ Securities USA Inc

(2) Names of Issuers: ULTRA PETROLEUM CORP 5.75%

(3) Title of Securities: UPL 5.75%

(4) Cusip: 903914AA7

(5) Date of First Offering: 12/6/2013

(6) Amount of Total Offering: 450,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 12/6/2013

(11) Portfolio Assets on Trade Date: $678,549,404

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 695,000 bonds @ $100 = $695,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,500,000 bonds @ $100 = $4,500,000

(15) % of Portfolio Assets Applied to Purchase
0.102%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Bank of America Merrill Lynch,	Barclays Capital,
Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
HSBC Securities,	JP Morgan Securities,
Lloyds Securities Inc,	Mitsubishi UFJ Securities USA,
RBS Securities Corp,	UBS Investment Bank/US,
Wells Fargo Securities LLC

(2) Names of Issuers: ASHTEAD CAPITAL INC 6.5% (Add-on)

(3) Title of Securities: AHTLN 6.5%

(4) Cusip: 045054AB9

(5) Date of First Offering: Add-on: 12/11/2013 (Initial: 6/29/2012)

(6) Amount of Total Offering: 900,000,000

(7) Unit Price of Offering: 106

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 12/11/2013

(11) Portfolio Assets on Trade Date: $679,406,128

(12) Price Paid per Unit: 106

(13) Total Price Paid by Portfolio: 255,000 bonds @ $106 = $270,300

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,500,000 bonds @ $106 = $3,710,000

(15) % of Portfolio Assets Applied to Purchase
0.040%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 23, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
BMO Capital Markets,	Wells Fargo & Co

(2) Names of Issuers: SIMMONS FOODS INC 10.5%

(3) Title of Securities: SIMFOO 10.5%

(4) Cusip: 828732AA5

(5) Date of First Offering: 10/29/2010

(6) Amount of Total Offering: 315,000,000

(7) Unit Price of Offering: 104.75

(8) Underwriting Spread or Commission: 1.375%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 12/12/2013

(11) Portfolio Assets on Trade Date: $679,150,324

(12) Price Paid per Unit: 104.75

(13) Total Price Paid by Portfolio: 610,000 bonds @ $104.75 = $638,975

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $104.75 = $2,095,000

(15) % of Portfolio Assets Applied to Purchase
0.0941%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Bank of America Merrill Lynch,	Barclays Capital,
Citigroup Global Markets Inc,	Credit Suisse Securities USA LLC,
Deutsche Bank Securities Inc,	Goldman Sachs & Co,
HSBC Securities,	KKR Capital Markets LLC,
Wells Fargo Securities LLC

Co Manager:	Drexel Hamilton LLC

(2) Names of Issuers: FIRST DATA CORPORATION 11.75%

(3) Title of Securities: FDC 11.75%

(4) Cusip: 319963BM5

(5) Date of First Offering: 12/16/13

(6) Amount of Total Offering: 725,000,000

(7) Unit Price of Offering: 103.5

(8) Underwriting Spread or Commission: 0.9475%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 12/16/13

(11) Portfolio Assets on Trade Date: $678,123,917

(12) Price Paid per Unit: 103.5

(13) Total Price Paid by Portfolio: 300,000 bonds @ $103.5 = $310,500

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $103.5 = $1,552,500.00

(15) % of Portfolio Assets Applied to Purchase
0.0458%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014

Name of Investment Adviser Firm

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2